OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  January 31, 2017
                                                 Estimated average burden
                                                 hours per response.....20.6




                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2014 through October 31, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                       Pioneer High
                       Yield Fund

--------------------------------------------------------------------------------
                       Annual Report | October 31, 2015
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     TAHYX
                       Class C     PYICX
                       Class R     TYHRX
                       Class Y     TYHYX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          44

Notes to Financial Statements                                                 52

Report of Independent Registered Public Accounting Firm                       65

Approval of Investment Advisory Agreement                                     67

Trustees, Officers and Service Providers                                      72

                            Pioneer High Yield Fund | Annual Report | 10/31/15 1

President's Letter

Dear Shareholder,

Through the first three quarters of 2015, global markets experienced pockets of higher-than-average volatility due to significant cross-currents from different geographic regions. All year, investors focused on the Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates. However, while there were signs of gradual economic improvement in the U.S., economies abroad increasingly diverged. In June, for example, investors grew concerned about the debt crisis in Greece. That news, in turn, was followed by evidence of an economic slowdown in China, which only served to exacerbate existing worries about growth trends in the emerging markets, a segment of the global economy already being negatively impacted by slumping commodity prices, including the price of crude oil, which has been in near-steady decline for almost a year. Through September 30, 2015, the pockets of heightened market volatility alluded to above had resulted in the Standard & Poor's 500 Index turning in a negative (-5.27%) return over the first nine months of the year. However, the S&P 500 recovered nicely in October, returning 8.43% for the month, which boosted the index's year-to-date return into positive territory, at 2.71%.

Despite the headwinds still vexing the global economy, our longer-term view of the U.S. economy has remained positive. Economic conditions in the U.S. have generally been constructive, based largely on improvements in employment statistics and an uptick in the housing sector, which has aided the consumer side of the economy, where household spending has been rising modestly. U.S. consumers also stand to benefit, potentially, from lower energy prices as the winter weather approaches. We continue to believe the U.S. economy remains on a slow, steady growth trend, and that it is unlikely to be disrupted by a slow pace of interest-rate normalization by the Fed.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer High Yield Fund | Annual Report | 10/31/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
November 2, 2015

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                            Pioneer High Yield Fund | Annual Report | 10/31/15 3

Portfolio Management Discussion | 10/31/15

In the following discussion, portfolio managers Tracy Wright and Andrew Feltus discuss the factors that affected the performance of Pioneer High Yield Fund during the 12-month period ended October 31, 2015. Ms. Wright, lead portfolio manager of the Fund, a senior vice president and a portfolio manager at Pioneer, and Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended October 31, 2015?

A Pioneer High Yield Fund's Class A shares returned -2.97% at net asset value during the 12-month period ended October 31, 2015, while the Fund's benchmarks, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index, returned -2.05% and -6.18% respectively. During the same period, the average return of the 656 mutual funds in Lipper's High Yield Funds category was -2.24%, and the average return of the 773 mutual funds in Morningstar's High Yield Bond Funds category was -2.09%.

Q Could you please describe the market environment for high-yield bonds during the 12-month period ended October 31, 2015?

A The period saw substantial volatility in the high-yield market as global growth concerns, a collapse in commodity prices, and speculation over the U.S. Federal Reserve System's (the Fed's) future monetary policies dampened investor sentiment. U.S. economic growth remained reasonably strong, although reported results for export-focused companies were negatively affected by deteriorating overseas demand and a strong U.S. dollar. Despite an improved domestic employment picture, upward pressure on wages was minimal, which helped keep inflation below the Fed's target rate. As a result, the Fed maintained a patient stance throughout the period with regard to the initiation of an interest-rate tightening cycle.

     As the period began in November 2014, central banks in Europe and Japan were grappling with policy measures aimed at averting the prospect of outright deflationary conditions in their respective economies. At the same time, financial markets were struggling to digest the accelerating, downward trend in crude oil prices that had begun around the fourth quarter of 2014. Falling oil prices were driven by an excess of supply, while prices of other commodities were weak due to slowing economic growth in China and a weakening overall global demand outlook. While providing a boost to the U.S. consumer in the form of lower gasoline and home heating

4 Pioneer High Yield Fund | Annual Report | 10/31/15 costs, the sharp decline in oil prices undermined fiscal conditions in a number of emerging markets countries, including Russia, thus adding to an already growing number of geopolitical risks.

     Given the multiple areas of concern, investors' risk-aversion levels rose. That led to a downturn in the performance of high-yield bonds and other credit-sensitive areas of the fixed-income market. Energy-related securities - which make up the largest component of the high-yield market - performed especially poorly.

     After cratering in late January, oil prices appeared to stabilize as the first half of 2015 progressed, helping the high-yield market recover some of the ground it had lost towards the end of 2014 and beginning of 2015. After that brief recovery, however, oil prices began to drop again around the middle of June, and continued to do so throughout the remainder of the 12-month period ended October 31, 2015. In addition, the latter part of the period saw headlines become dominated by growing unease over slowing economic growth in China and the implications that could have for the global economy; then, the August devaluation of China's currency, the yuan, raised the possibility of further global currency devaluations and spurred dramatic spikes in both equity and fixed-income market volatility.

     Against that backdrop of heightened uncertainty about global economic conditions, high-yield bonds in aggregate, as measured by the BofA ML High Yield Master II Index, finished the period in negative territory (-2.05%), with energy-related issues experiencing double-digit declines.

Q Can you review the principal investment strategies you employed in managing the Fund during the 12-month period ended October 31, 2015, and discuss the degree to which those strategies contributed to or detracted from benchmark-relative returns?

A The performance of the Fund's core portfolio allocation to high-yield bonds lagged the benchmark's negative return during the period, with the relative underperformance principally driven by exposure to energy-related issues. While we maintained a more or less benchmark-neutral allocation to energy in the Fund's portfolio, security selection within the sector was unfavorable. Specifically, the portfolio's tilt toward exploration & production companies (such as Linn Energy, Halcon Resources, and Penn Virginia), whose fortunes are closely tied to the price of oil, and a corresponding underweight to pipeline companies with more stable revenues, were the main detractors from the Fund's benchmark-relative returns during the period.

     Outside of the Fund's positioning in energy, most of the investment themes within the portfolio worked out well during the period. In particular, we maintained non-benchmark allocations to convertible bonds and equities, with a focus on sectors that are not well represented in the high-yield bond

                            Pioneer High Yield Fund | Annual Report | 10/31/15 5 market, or where we had seen better valuations than those available within high yield. That strategy added to the Fund's benchmark-relative results over the 12 months, driven largely by strong security selection within convertibles, though the outperformance of equities, in general, versus high-yield bonds also contributed positively to relative returns.

     Within the convertibles/equity portfolio allocations, we have been attracted to health care issuers because we view the sector as positioned to benefit from both increased utilization in the wake of the government's Affordable Care Act, and from secular growth based on favorable demographic trends. In addition, valuations within the group have been supported by significant merger-and-acquisition activity. The Fund's exposure to health care was the leading positive contributor to relative performance during the period. Most notably, holdings of the common stock of insurers Aetna and Cigna aided benchmark-relative returns, as both companies announced merger plans: Aetna with Humana, and Cigna with Anthem. Also in health care, the Fund's positions in the common stock of Cubist Pharmaceuticals and the convertible securities of Salix Pharmaceuticals benefited relative results. Mergers, once again, drove strong performance as both companies were acquired by other pharmaceutical firms during the period.

     Outside of health care, the Fund's benchmark-relative returns received boosts from positions in the convertible securities of ON Semiconductor, and the common stock of coffee chain Starbucks.

     With regard to sector weights, we maintained an underweight portfolio exposure to the basic materials sector, which includes such industries as metals & mining, forestry, fertilizer and chemicals. The positioning in basic materials added to the Fund's performance relative to the benchmark, as the sector was negatively affected by slowing global economic growth and weakening demand for commodities. During the period, we also maintained a Fund position in event-linked (or "catastrophe") bonds, which are issued by insurers seeking to mitigate the risk of having to pay claims based on a specific triggering event, normally a natural disaster of some kind. In addition to providing attractive income, catastrophe bonds are uncorrelated to the broader high-yield market and thus can be a valuable source of diversification*. The Fund's position in catastrophe bonds added notably to benchmark-relative performance over the 12-month period.

     From the perspective of portfolio quality, the Fund benefited from below-benchmark exposure to lower-quality, CCC-rated issues, given the largely "risk-off" environment experienced in the high-yield market over the 12 months. On the downside, the portfolio's underweight to BB-rated

*    Diversification does not assure a profit nor protect against loss.

6 Pioneer High Yield Fund | Annual Report | 10/31/15 issues, which outperformed the overall high-yield market, hurt the Fund's benchmark-relative results. We have continued to underweight the Fund in BB-rated issues versus the benchmark. One reason for the positioning is our constructive view of the credit environment, but we also believe prices of higher-quality bonds are likely to be more affected by an upward move in interest rates than prices of lower-quality bonds, given that current spreads for higher-quality securities are tighter. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q Can you discuss the factors that affected the Fund's income-generation (or yield), either positively or negatively, during the 12-month period ended October 31, 2015?

A The Fund's income generation and yield provided to shareholders was relatively stable over the 12-month period. The portfolio's positions in convertible securities and common stocks resulted in a lower overall yield compared with that of a portfolio comprised entirely of high-yield bonds; however, we regard the allocations to convertibles and equities as helpful with respect to improving the Fund's total return profile.

Q What role did derivatives play in the Fund's investment process and results during the 12-month period ended October 31, 2015?

A During the period, we utilized credit-default-swap indices in order to maintain the desired level of portfolio exposure to the high-yield market, while also seeking to maintain sufficient liquidity to make opportunistic investment purchases, and to help meet any unanticipated shareholder redemptions. The strategy had a modest, positive effect on the Fund's performance.

Q    What is your assessment of the current climate for high-yield investing?

A Despite muted economic activity overseas and persistent geopolitical uncertainties, we continue to have a positive outlook for both the U.S. economy and overall corporate credit fundamentals. The average default rate for high-yield bonds has remained between 1% and 2%, well below historical averages. We think it likely that defaults will pick-up to a certain degree over the coming quarters, but we expect the default rate to remain below the long-term trend. We will be closely monitoring factors that could have the potential to influence the direction of oil prices as we evaluate the Fund's positioning with respect to energy-related issuers.

     Given recent improvements in the U.S. employment picture, a hike in interest rates by the Fed in the near future once again appears to be back on the table. While the expectation is that the coming rate-hike cycle will be

                            Pioneer High Yield Fund | Annual Report | 10/31/15 7 gradual and measured in nature, it would not be surprising to see more rate-sensitive areas of the bond market react strongly to an increase in the Federal funds rate. On balance, we view current conditions as supportive of both credit-market sentiment and high-yield securities as an asset class, and we believe the Fund's portfolio is positioned accordingly.

Please refer to the Schedule of Investments on pages 17-43 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer High Yield Fund | Annual Report | 10/31/15

Portfolio Summary | 10/31/15

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       56.2%
Convertible Corporate Bonds                                                12.4%
International Corporate Bonds                                               9.2%
U.S. Common Stocks                                                          6.7%
Senior Secured Loans                                                        6.3%
Collateralized Mortgage Obligations                                         2.1%
U.S. Preferred Stocks                                                       1.7%
U.S. Government Securities                                                  1.6%
Convertible Preferred Stocks                                                1.6%
Temporary Cash Investment                                                   1.0%
Asset Backed Securities                                                     0.8%
International Common Stocks                                                 0.3%
International Preferred Stocks                                              0.1%

* Includes investments in Insurance-Linked Securities totaling 4.9% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1.  Sprint Corp., 7.25%, 9/15/21                                          1.57%
--------------------------------------------------------------------------------
 2.  Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                         1.20
--------------------------------------------------------------------------------
 3.  HCA, Inc., 5.375%, 2/1/25                                             1.19
--------------------------------------------------------------------------------
 4.  Sealy Corp., 8.0%, 7/15/16 (4.0% cash, 4.0% PIK) (PIK) (e)            1.06
--------------------------------------------------------------------------------
 5.  Scientific Games International, Inc., 10.0%, 12/1/22                  1.06
--------------------------------------------------------------------------------
 6.  CHS, Inc., 8.0%, 11/15/19                                             1.00
--------------------------------------------------------------------------------
 7.  Ford Motor Co.                                                        0.88
--------------------------------------------------------------------------------
 8.  CCO Holdings LLC, 6.5%, 4/30/21                                       0.82
--------------------------------------------------------------------------------
 9.  Frontier Communications Corp., 8.5%, 4/15/20                          0.81
--------------------------------------------------------------------------------
10.  Nationstar Mortgage LLC, 6.5%, 7/1/21                                 0.80
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                            Pioneer High Yield Fund | Annual Report | 10/31/15 9

Prices and Distributions | 10/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       10/31/15                    10/31/14
--------------------------------------------------------------------------------
          A                            $9.33                      $10.54
--------------------------------------------------------------------------------
          C                            $9.52                      $10.74
--------------------------------------------------------------------------------
          R                           $10.53                      $11.84
--------------------------------------------------------------------------------
          Y                            $9.34                      $10.55
--------------------------------------------------------------------------------

Distributions per Share: 11/1/14-10/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment          Short-Term        Long-Term
         Class            Income           Capital Gains    Capital Gains
--------------------------------------------------------------------------------
          A              $0.4471              $0.0657          $0.4050
--------------------------------------------------------------------------------
          C              $0.3831              $0.0657          $0.4050
--------------------------------------------------------------------------------
          R              $0.4668              $0.0657          $0.4050
--------------------------------------------------------------------------------
          Y              $0.4752              $0.0657          $0.4050
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and the "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer High Yield Fund | Annual Report | 10/31/15

Performance Update | 10/31/15                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Yield Fund at public offering price during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                             Net      Public     BofA ML      BofA ML All-
                             Asset    Offering   High Yield   Convertibles
                             Value    Price      Master II    Speculative
Period                       (NAV)    (POP)      Index        Quality Index
--------------------------------------------------------------------------------
10 Years                      6.17%    5.68%      7.48%        7.14%
5 Years                       5.55     4.57       6.01         7.04
1 Year                       -2.97    -7.37      -2.05        -6.18
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer High   BofA ML High Yield    BofA ML All-Convertibles
                Yield Fund     Master II Index       Speculative Quality Index
10/05           $  9,550       $ 10,000              $ 10,000
10/06           $ 10,500       $ 11,034              $ 11,706
10/07           $ 11,875       $ 11,789              $ 13,486
10/08           $  8,042       $  8,663              $  7,157
10/09           $ 11,081       $ 12,890              $ 11,223
10/10           $ 13,260       $ 15,368              $ 14,186
10/11           $ 13,684       $ 16,112              $ 14,274
10/12           $ 15,279       $ 18,236              $ 15,671
10/13           $ 17,345       $ 19,846              $ 19,186
10/14           $ 17,904       $ 21,007              $ 21,250
10/15           $ 17,371       $ 20,576              $ 19,937

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 11

Performance Update | 10/31/15                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                                                 BofA ML      BofA ML All-
                                                 High Yield   Convertibles
                             If       If         Master II    Speculative
Period                       Held     Redeemed   Index        Quality Index
--------------------------------------------------------------------------------
10 Years                      5.45%    5.45%      7.48%        7.14%
5 Years                       4.84     4.84       6.01         7.04
1 Year                       -3.64    -3.64      -2.05        -6.18
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             1.83%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer High   BofA ML High Yield    BofA ML All-Convertibles
                Yield Fund     Master II Index       Speculative Quality Index
10/05           $ 10,000       $ 10,000              $ 10,000
10/06           $ 10,923       $ 11,034              $ 11,706
10/07           $ 12,272       $ 11,789              $ 13,486
10/08           $  8,250       $  8,663              $  7,157
10/09           $ 11,303       $ 12,890              $ 11,223
10/10           $ 13,427       $ 15,368              $ 14,186
10/11           $ 13,774       $ 16,112              $ 14,274
10/12           $ 15,269       $ 18,236              $ 15,671
10/13           $ 17,233       $ 19,846              $ 19,186
10/14           $ 17,649       $ 21,007              $ 21,250
10/15           $ 17,006       $ 20,576              $ 19,937

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer High Yield Fund | Annual Report | 10/31/15

Performance Update | 10/31/15                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                                      Net        BofA ML      BofA ML All-
                                      Asset      High Yield   Convertibles
                                      Value      Master II    Speculative
Period                                (NAV)      Index        Quality Index
--------------------------------------------------------------------------------
10 Years                               5.88%      7.48%        7.14%
--------------------------------------------------------------------------------
5 Years                                5.20       6.01         7.04
--------------------------------------------------------------------------------
1 Year                                -3.36%     -2.05        -6.18
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             1.49%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer High   BofA ML High Yield    BofA ML All-Convertibles
                Yield Fund     Master II Index       Speculative Quality Index
10/05           $ 10,000       $ 10,000              $ 10,000
10/06           $ 10,967       $ 11,034              $ 11,706
10/07           $ 12,367       $ 11,789              $ 13,486
10/08           $  8,365       $  8,663              $  7,157
10/09           $ 11,521       $ 12,890              $ 11,223
10/10           $ 13,747       $ 15,368              $ 14,186
10/11           $ 14,164       $ 16,112              $ 14,274
10/12           $ 15,738       $ 18,236              $ 15,671
10/13           $ 17,821       $ 19,846              $ 19,186
10/14           $ 18,324       $ 21,007              $ 21,250
10/15           $ 17,709       $ 20,576              $ 19,937

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 13

Performance Update | 10/31/15                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Yield Fund, during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                                      Net        BofA ML      BofA ML All-
                                      Asset      High Yield   Convertibles
                                      Value      Master II    Speculative
Period                                (NAV)      Index        Quality Index
--------------------------------------------------------------------------------
10 Years                               6.61%      7.48%        7.14%
5 Years                                5.90       6.01         7.04
1 Year                                -2.69      -2.05        -6.18
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             0.84%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer High   BofA ML High Yield    BofA ML All-Convertibles
                Yield Fund     Master II Index       Speculative Quality Index
10/05           $ 5,000,000    $  5,000,000          $  5,000,000
10/06           $ 5,521,274    $  5,516,951          $  5,853,176
10/07           $ 6,265,456    $  5,894,681          $  6,742,802
10/08           $ 4,273,487    $  4,331,582          $  3,578,702
10/09           $ 5,922,451    $  6,444,824          $  5,611,615
10/10           $ 7,116,229    $  7,683,840          $  7,092,920
10/11           $ 7,368,839    $  8,056,199          $  7,136,991
10/12           $ 8,254,562    $  9,118,038          $  7,835,318
10/13           $ 9,408,010    $  9,922,881          $  9,592,871
10/14           $ 9,741,628    $ 10,503,401          $ 10,625,050
10/15           $ 9,479,388    $ 10,287,908          $  9,968,259

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer High Yield Fund | Annual Report | 10/31/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from May 1, 2015, through October 31, 2015.

--------------------------------------------------------------------------------
Share Class                        A             C            R            Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 5/1/15
--------------------------------------------------------------------------------
Ending Account                 $  949.88     $  946.75    $  947.45    $  952.25
Value (after expenses)
on 10/31/15
--------------------------------------------------------------------------------
Expenses Paid                  $    5.75     $    9.27    $    7.41    $    4.33
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.17%, 1.89%, 1.51%, and 0.88% for class A, C, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period).

                           Pioneer High Yield Fund | Annual Report | 10/31/15 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2015, through October 31, 2015.

--------------------------------------------------------------------------------
Share Class                        A             C            R            Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 5/1/15
--------------------------------------------------------------------------------
Ending Account                 $1,019.31     $1,015.68    $1,017.59    $1,020.77
Value (after expenses)
on 10/31/15
--------------------------------------------------------------------------------
Expenses Paid                  $    5.96     $    9.60    $    7.68    $    4.48
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.17%, 1.89%, 1.51%, and 0.88% for class A, C, R and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer High Yield Fund | Annual Report | 10/31/15

Schedule of Investments | 10/31/15

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               CONVERTIBLE CORPORATE BONDS -- 11.7%
                               ENERGY -- 0.8%
                               Oil & Gas Equipment & Services -- 0.2%
     2,170,000                 SEACOR Holdings, Inc., 3.0%, 11/15/28                 $       1,767,194
------------------------------------------------------------------------------------------------------
                               Integrated Oil & Gas -- 0.0%+
     3,423,887                 American Energy - Utica LLC, 3.5%
                               (3.50% Cash, 0.00% PIK), 3/1/21 (144A) (PIK)          $         211,853
------------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration & Production -- 0.6%
     6,440,000                 Cobalt International Energy, Inc., 2.625%,
                               12/1/19                                               $       4,636,800
     3,120,000                 Whiting Petroleum Corp., 1.25%, 4/1/20 (144A)                 2,747,550
                                                                                     -----------------
                                                                                     $       7,384,350
------------------------------------------------------------------------------------------------------
                               Coal & Consumable Fuels -- 0.0%+
     4,705,000                 Alpha Natural Resources, Inc., 3.75%,
                               12/15/17 (e)                                          $         141,150
                                                                                     -----------------
                               Total Energy                                          $       9,504,547
------------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 1.1%
                               Aerospace & Defense -- 0.1%
     1,150,000                 The KEYW Holding Corp., 2.5%, 7/15/19                 $         913,531
------------------------------------------------------------------------------------------------------
                               Construction & Engineering -- 0.2%
     3,150,000                 Dycom Industries, Inc., 0.75%, 9/15/21 (144A)         $       3,272,062
------------------------------------------------------------------------------------------------------
                               Electrical Components & Equipment -- 0.8%
    10,874,000                 General Cable Corp., 4.5%, 11/15/29 (Step)            $       7,428,301
     3,725,000                 SolarCity Corp., 1.625%, 11/1/19                              2,584,219
                                                                                     -----------------
                                                                                     $      10,012,520
                                                                                     -----------------
                               Total Capital Goods                                   $      14,198,113
------------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES & APPAREL -- 1.5%
                               Homebuilding -- 1.0%
     6,160,000                 KB Home, 1.375%, 2/1/19                               $       5,663,350
     3,015,000                 Lennar Corp., 2.75%, 12/15/20 (144A)                          6,802,594
                                                                                     -----------------
                                                                                     $      12,465,944
------------------------------------------------------------------------------------------------------
                               Housewares & Specialties -- 0.5%
     5,470,000                 Jarden Corp., 1.125%, 3/15/34                         $       6,030,675
                                                                                     -----------------
                               Total Consumer Durables & Apparel                     $      18,496,619
------------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 0.3%
                               Specialized Consumer Services -- 0.3%
     2,710,000                 Ascent Capital Group, Inc., 4.0%, 7/15/20             $       1,830,944
     2,195,000                 Carriage Services, Inc., 2.75%, 3/15/21                       2,417,244
                                                                                     -----------------
                                                                                     $       4,248,188
                                                                                     -----------------
                               Total Consumer Services                               $       4,248,188
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 17

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               MEDIA -- 0.4%
                               Broadcasting -- 0.4%
     4,425,000                 Liberty Media Corp., 1.375%, 10/15/23                 $       4,527,328
                                                                                     -----------------
                               Total Media                                           $       4,527,328
------------------------------------------------------------------------------------------------------
                               RETAILING -- 0.3%
                               Internet Retail -- 0.3%
     4,455,000                 Shutterfly, Inc., 0.25%, 5/15/18                      $       4,262,878
                                                                                     -----------------
                               Total Retailing                                       $       4,262,878
------------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 1.2%
                               Health Care Equipment -- 0.7%
     3,985,000                 Insulet Corp., 2.0%, 6/15/19                          $       3,820,619
     1,746,000                 NuVasive, Inc., 2.75%, 7/1/17                                 2,192,321
     2,610,000                 Wright Medical Group, Inc., 2.0%,
                               2/15/20 (144A)                                                2,466,450
                                                                                     -----------------
                                                                                     $       8,479,390
------------------------------------------------------------------------------------------------------
                               Health Care Supplies -- 0.5%
     2,500,000                 Alere, Inc., 3.0%, 5/15/16                            $       2,776,562
     2,015,000                 Endologix, Inc., 2.25%, 12/15/18                              1,669,931
     1,390,000                 Endologix, Inc., 2.75%, 11/1/20                               1,398,688
       935,000                 Quidel Corp., 3.25%, 12/15/20                                   884,744
                                                                                     -----------------
                                                                                     $       6,729,925
                                                                                     -----------------
                               Total Health Care Equipment & Services                $      15,209,315
------------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY &
                               LIFE SCIENCES -- 2.8%
                               Biotechnology -- 1.7%
     1,920,000                 BioMarin Pharmaceutical, Inc., 1.5%, 10/15/20         $       2,786,400
     3,380,000                 Cepheid, 1.25%, 2/1/21                                        3,029,325
     6,697,000                 Emergent BioSolutions, Inc., 2.875%, 1/15/21                  8,228,939
     1,420,000                 Immunomedics, Inc., 4.75%, 2/15/20 (144A)                     1,151,975
     2,520,000                 Ironwood Pharmaceuticals, Inc., 2.25%,
                               6/15/22 (144A)                                                2,357,775
     4,538,000                 PDL BioPharma, Inc., 4.0%, 2/1/18                             3,775,049
                                                                                     -----------------
                                                                                     $      21,329,463
------------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 1.1%
     3,725,000                 Impax Laboratories, Inc., 2.0%, 6/15/22 (144A)        $       3,427,000
     2,050,000                 Jazz Investments I, Ltd., 1.875%, 8/15/21                     2,174,281
     2,625,000                 The Medicines Co., 2.5%, 1/15/22 (144A)                       3,199,219
     7,215,000                 Theravance, Inc., 2.125%, 1/15/23                             5,226,366
                                                                                     -----------------
                                                                                     $      14,026,866
                                                                                     -----------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                         $      35,356,329
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Yield Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 2.6%
                               Internet Software & Services -- 1.0%
     2,055,000                 Twitter, Inc., 0.25%, 9/15/19                         $       1,821,244
     5,145,000                 WebMD Health Corp., 1.5%, 12/1/20                             5,328,291
     5,995,000                 WebMD Health Corp., 2.5%, 1/31/18                             6,013,734
                                                                                     -----------------
                                                                                     $      13,163,269
------------------------------------------------------------------------------------------------------
                               Data Processing & Outsourced Services -- 0.5%
     6,345,000                 Cardtronics, Inc., 1.0%, 12/1/20                      $       6,011,888
------------------------------------------------------------------------------------------------------
                               Application Software -- 1.0%
     5,815,000                 Mentor Graphics Corp., 4.0%, 4/1/31                   $       7,977,453
     2,509,000                 Nuance Communications, Inc., 1.5%, 11/1/35                    2,637,586
     1,665,000                 Synchronoss Technologies, Inc., 0.75%, 8/15/19                1,697,259
                                                                                     -----------------
                                                                                     $      12,312,298
------------------------------------------------------------------------------------------------------
                               Systems Software -- 0.1%
       595,000                 FireEye, Inc., 1.0%, 6/1/35 (144A)                    $         514,675
       595,000                 FireEye, Inc., 1.625%, 6/1/35 (144A)                            501,659
       800,000                 Proofpoint, Inc., 0.75%, 6/15/20 (144A)                         897,000
                                                                                     -----------------
                                                                                     $       1,913,334
                                                                                     -----------------
                               Total Software & Services                             $      33,400,789
------------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                               Communications Equipment -- 0.2%
     2,595,000                 Brocade Communications Systems, Inc.,
                               1.375%, 1/1/20 (144A)                                 $       2,551,209
                                                                                     -----------------
                               Total Technology Hardware & Equipment                 $       2,551,209
------------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS & SEMICONDUCTOR
                               EQUIPMENT -- 0.5%
                               Semiconductor Equipment -- 0.2%
     2,605,000                 SunEdison, Inc., 2.625%, 6/1/23 (144A)                $       1,212,953
     2,400,000                 SunEdison, Inc., 3.375%, 6/1/25 (144A)                        1,113,000
                                                                                     -----------------
                                                                                     $       2,325,953
------------------------------------------------------------------------------------------------------
                               Semiconductors -- 0.3%
     4,480,000                 ON Semiconductor Corp., 1.0%, 12/1/20 (144A)          $       4,401,600
                                                                                     -----------------
                               Total Semiconductors & Semiconductor
                               Equipment                                             $       6,727,553
------------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE CORPORATE BONDS
                               (Cost $161,093,931)                                   $     148,482,868
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 19

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               PREFERRED STOCKS -- 1.9%
                               TRANSPORTATION -- 0.2%
                               Air Freight & Logistics -- 0.2%
         4,940                 CEVA Group Plc, 0.0%, 12/31/14 (e)*                   $       2,223,022
                                                                                     -----------------
                               Total Transportation                                  $       2,223,022
------------------------------------------------------------------------------------------------------
                               BANKS -- 0.6%
                               Diversified Banks -- 0.6%
       279,760          7.12   Citigroup, Inc., Floating Rate Note (Perpetual)       $       7,712,983
                                                                                     -----------------
                               Total Banks                                           $       7,712,983
------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 1.0%
                               Consumer Finance -- 1.0%
         3,225                 Ally Financial, Inc., 7.0% (Perpetual) (144A)         $       3,302,904
       358,975          8.12   GMAC Capital Trust I, Floating Rate Note, 2/15/40             9,272,324
                                                                                     -----------------
                                                                                     $      12,575,228
------------------------------------------------------------------------------------------------------
                               Investment Banking & Brokerage -- 0.0%+
         2,817          6.38   Morgan Stanley, Floating Rate Note (Perpetual)        $          72,960
                                                                                     -----------------
                               Total Diversified Financials                          $      12,648,188
------------------------------------------------------------------------------------------------------
                               INSURANCE -- 0.0%+
                               Reinsurance -- 0.0%+
        33,500                 Lorenz Re, Ltd., Variable Rate Notes,
                               (Perpetual)* (f)                                      $          83,750
                                                                                     -----------------
                               Total Insurance                                       $          83,750
------------------------------------------------------------------------------------------------------
                               UTILITIES -- 0.1%
                               Electric Utilities -- 0.1%
        34,958                 PPL Capital Funding, Inc., 5.9%, 4/30/73              $         885,836
                                                                                     -----------------
                               Total Utilities                                       $         885,836
------------------------------------------------------------------------------------------------------
                               TOTAL PREFERRED STOCKS
                               (Cost $24,763,627)                                    $      23,553,779
------------------------------------------------------------------------------------------------------
                               CONVERTIBLE PREFERRED STOCKS -- 1.6%
                               ENERGY -- 0.0%+
                               Oil & Gas Exploration & Production -- 0.0%+
           715                 Halcon Resources Corp., 0.0% (Perpetual)              $          91,341
        33,162                 SandRidge Energy, Inc., 7.0% (Perpetual)                        207,262
                                                                                     -----------------
                                                                                     $         298,603
                                                                                     -----------------
                               Total Energy                                          $         298,603
------------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES & APPAREL -- 1.0%
                               Home Furnishings -- 1.0%
       143,000          8.00   Sealy Corp., 8.0%, 7/15/16 (4.0% cash, 4.0%
                               PIK) (PIK) (e)                                        $      12,627,872
                                                                                     -----------------
                               Total Consumer Durables & Apparel                     $      12,627,872
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Yield Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               Health Care Equipment & Services -- 0.3%
                               HEALTH CARE SERVICES -- 0.0%+
           742                 BioScrip, Inc.* (c)                                   $          58,827
------------------------------------------------------------------------------------------------------
                               Health Care Supplies -- 0.2%
         6,508                 Alere, Inc., 3.0% (Perpetual)                         $       2,057,342
------------------------------------------------------------------------------------------------------
                               Health Care Facilities -- 0.1%
         1,725                 Kindred Healthcare, Inc., 7.5%, 12/1/17               $       1,302,513
                                                                                     -----------------
                               Total Health Care Equipment & Services                $       3,418,682
------------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY &
                               LIFE SCIENCES -- 0.1%
                               Pharmaceuticals -- 0.1%
         1,400                 Allergan plc, 5.5%, 3/1/18                            $       1,465,282
                                                                                     -----------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                         $       1,465,282
------------------------------------------------------------------------------------------------------
                               BANKS -- 0.2%
                               Diversified Banks -- 0.2%
         2,000                 Wells Fargo & Co., 7.5% (Perpetual)                   $       2,370,000
                                                                                     -----------------
                               Total Banks                                           $       2,370,000
------------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE PREFERRED STOCKS
                               (Cost $20,890,588)                                    $      20,180,439
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
        Shares
------------------------------------------------------------------------------------------------------
                               COMMON STOCKS -- 6.8%
                               ENERGY -- 0.5%
                               Oil & Gas Exploration & Production -- 0.3%
     2,301,661                 Halcon Resources Corp.*                               $       1,613,695
       137,800                 Marathon Oil Corp.                                            2,532,764
        62,696                 SandRidge Energy, Inc.*                                          23,216
                                                                                     -----------------
                                                                                     $       4,169,675
------------------------------------------------------------------------------------------------------
                               Oil & Gas Refining & Marketing -- 0.2%
        39,932                 Marathon Petroleum Corp.*                             $       2,068,478
                                                                                     -----------------
                               Total Energy                                          $       6,238,153
------------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.6%
                               Commodity Chemicals -- 0.6%
       127,734                 Axiall Corp.                                          $       2,586,614
        51,171                 LyondellBasell Industries NV                                  4,754,298
                                                                                     -----------------
                                                                                     $       7,340,912
                                                                                     -----------------
                               Total Materials                                       $       7,340,912
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 21

------------------------------------------------------------------------------------------------------
 Shares                                                                              Value
------------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 0.7%
                               Aerospace & Defense -- 0.2%
        22,814                 Orbital ATK, Inc.                                     $       1,953,335
------------------------------------------------------------------------------------------------------
                               Electrical Components & Equipment -- 0.0%+
        40,825                 General Cable Corp.                                   $         628,297
------------------------------------------------------------------------------------------------------
                               Construction & Farm Machinery &
                               Heavy Trucks -- 0.2%
       482,433                 Commercial Vehicle Group, Inc.*                       $       2,006,921
        36,133                 Joy Global, Inc.                                                620,765
                                                                                     -----------------
                                                                                     $       2,627,686
------------------------------------------------------------------------------------------------------
                               Industrial Machinery -- 0.3%
       131,756                 Kennametal, Inc.                                      $       3,704,979
        73,714                 Liberty Tire Recycling LLC (c)                                      737
                                                                                     -----------------
                                                                                     $       3,705,716
                                                                                     -----------------
                               Total Capital Goods                                   $       8,915,034
------------------------------------------------------------------------------------------------------
                               COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                               Diversified Support Services -- 0.0%+
            53                 IAP Worldwide Services, Inc.                          $          74,221
                                                                                     -----------------
                               Total Commercial Services & Supplies                  $          74,221
------------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 0.4%
                               Air Freight & Logistics -- 0.1%
         2,282                 CEVA Group Plc*                                       $       1,026,927
------------------------------------------------------------------------------------------------------
                               Airlines -- 0.3%
        75,364                 United Continental Holdings, Inc.*                    $       4,545,203
                                                                                     -----------------
                               Total Transportation                                  $       5,572,130
------------------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 0.8%
                               Automobile Manufacturers -- 0.8%
       704,311                 Ford Motor Co.                                        $      10,430,846
                                                                                     -----------------
                               Total Automobiles & Components                        $      10,430,846
------------------------------------------------------------------------------------------------------
                               Consumer Services -- 0.3%
                               RESTAURANTS -- 0.3%
        58,543                 Starbucks Corp.                                       $       3,663,036
------------------------------------------------------------------------------------------------------
                               Education Services -- 0.0%+
        13,966                 Cengage Learning Holdings II, Inc.                    $         338,676
                                                                                     -----------------
                               Total Consumer Services                               $       4,001,712
------------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                               Health Care Services -- 0.1%
       255,259                 BioScrip, Inc.*                                       $         502,860
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Yield Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------
 Shares                                                                              Value
------------------------------------------------------------------------------------------------------
                               Managed Health Care -- 0.6%
        29,704                 Aetna, Inc.                                           $       3,409,425
        32,251                 Cigna Corp.                                                   4,322,924
                                                                                     -----------------
                                                                                     $       7,732,349
                                                                                     -----------------
                               Total Health Care Equipment & Services                $       8,235,209
------------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY &
                               LIFE SCIENCES -- 0.8%
                               Pharmaceuticals -- 0.1%
        27,566                 Mylan NV                                              $       1,215,385
------------------------------------------------------------------------------------------------------
                               Life Sciences Tools & Services -- 0.7%
        14,198                 Bio-Rad Laboratories, Inc.*                           $       1,980,337
        54,880                 Thermo Fisher Scientific, Inc.                                7,177,206
                                                                                     -----------------
                                                                                     $       9,157,543
                                                                                     -----------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                         $      10,372,928
------------------------------------------------------------------------------------------------------
                               BANKS -- 0.1%
                               Diversified Banks -- 0.1%
        19,287                 JPMorgan Chase & Co.                                  $       1,239,190
                                                                                     -----------------
                               Total Banks                                           $       1,239,190
------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.1%
                               Consumer Finance -- 0.1%
        14,940                 Capital One Financial Corp.                           $       1,178,766
                                                                                     -----------------
                               Total Diversified Financials                          $       1,178,766
------------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 0.9%
                               Specialized REIT -- 0.2%
       117,160                 Communications Sales & Leasing, Inc.                  $       2,353,744
------------------------------------------------------------------------------------------------------
                               Real Estate Operating Companies -- 0.7%
       379,245                 Forest City Enterprises, Inc.*                        $       8,381,314
                                                                                     -----------------
                               Total Real Estate                                     $      10,735,058
------------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 0.9%
                               Computer Storage & Peripherals -- 0.2%
       103,800                 EMC Corp.                                             $       2,721,636
------------------------------------------------------------------------------------------------------
                               Technology Hardware, Storage &
                               Peripherals -- 0.4%
       171,011                 NCR Corp.*                                            $       4,548,893
------------------------------------------------------------------------------------------------------
                               Electronic Manufacturing Services -- 0.3%
        54,309                 TE Connectivity, Ltd.                                 $       3,499,672
                                                                                     -----------------
                               Total Technology Hardware & Equipment                 $      10,770,201
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 23

------------------------------------------------------------------------------------------------------

 Shares                                                                              Value
------------------------------------------------------------------------------------------------------
                               Telecommunication Services -- 0.0%+
                               Integrated Telecommunication Services -- 0.0%+
        87,633                 Windstream Holdings, Inc.                             $         570,491
                                                                                     -----------------
                               Total Telecommunication Services                      $         570,491
------------------------------------------------------------------------------------------------------
                               TOTAL COMMON STOCKS
                               (Cost $64,637,148)                                    $      85,674,851
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)
------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- 0.1%
                               CONSUMER SERVICES -- 0.0%+
                               Hotels, Resorts & Cruise Lines -- 0.0%+
       246,268                 Westgate Resorts 2012-A LLC, 3.75%,
                               8/20/25 (144A)                                        $         248,491
                                                                                     -----------------
                               Total Consumer Services                               $         248,491
------------------------------------------------------------------------------------------------------
                               BANKS -- 0.1%
                               Thrifts & Mortgage Finance -- 0.1%
     1,000,000                 VOLT XXV LLC, 4.5%, 6/26/45 (Step) (144A)             $         977,634
                                                                                     -----------------
                               Total Banks                                           $         977,634
------------------------------------------------------------------------------------------------------
                               TOTAL ASSET BACKED SECURITIES
                               (Cost $1,227,314)                                     $       1,226,125
------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE
                               OBLIGATIONS -- 2.0%
                               BANKS -- 2.0%
                               Thrifts & Mortgage Finance -- 2.0%
     2,000,000        5.97     Banc of America Commercial Mortgage
                               Trust 2007-5, Floating Rate Note, 2/10/51             $       2,059,994
     1,150,000        5.90     Bear Stearns Commercial Mortgage
                               Securities Trust 2007-PWR16, Floating Rate
                               Note, 6/11/40 (144A)                                          1,141,166
     1,475,000        4.80     CFCRE 2015-RUM Mortgage Trust, Floating
                               Rate Note, 7/15/30 (144A)                                     1,476,540
     2,500,000        3.21     Citigroup Commercial Mortgage Trust 2014-GC23
                               REMICS, Floating Rate Note, 7/12/47 (144A)                    1,629,802
     2,750,000        5.96     COBALT CMBS Commercial Mortgage Trust
                               2007-C3, Floating Rate Note, 5/15/46                          2,608,816
       595,000        5.96     COBALT CMBS Commercial Mortgage Trust
                               2007-C3, Floating Rate Note, 5/15/46                            538,623
     2,650,000        3.70     COMM 2014-KYO Mortgage Trust, Floating Rate
                               Note, 6/11/27 (144A)                                          2,611,675
     3,000,000        4.90     CSMC Trust 2015-SAND, Floating Rate Note,
                               8/15/30 (144A)                                                3,000,455
       663,936                 Global Mortgage Securitization, Ltd., 5.25%,
                               11/25/32 (144A)                                                 516,351
     2,513,900        5.00     GMAT 2013-1 Trust, Floating Rate Note, 11/25/43               2,399,584

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Yield Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               Thrifts & Mortgage Finance -- (continued)
     2,000,000        4.94     GS Mortgage Securities Corp II Series 2005-GG4,
                               Floating Rate Note, 7/10/39                           $       1,959,265
       772,454                 Homeowner Assistance Program Reverse
                               Mortgage Loan Trust 2013-RM1, 4.0%,
                               5/26/53 (144A)                                                  760,134
     4,270,000        3.80     JPMorgan Chase Commercial Mortgage
                               Securities Trust 2014-INN, Floating Rate
                               Note, 6/15/29 (144A)                                          4,238,375
       400,000        5.58     Springleaf Mortgage Loan Trust 2013-1,
                               Floating Rate Note, 6/25/58 (144A)                              401,755
                                                                                     -----------------
                                                                                     $      25,342,535
                                                                                     -----------------
                               Total Banks                                           $      25,342,535
------------------------------------------------------------------------------------------------------
                               TOTAL COLLATERALIZED MORTGAGE
                               OBLIGATIONS
                               (Cost $25,642,240)                                    $      25,342,535
------------------------------------------------------------------------------------------------------
                               CORPORATE BONDS -- 61.9%
                               ENERGY -- 10.0%
                               Oil & Gas Drilling -- 0.0%+
     1,690,000                 Offshore Group Investment, Ltd., 7.5%, 11/1/19        $         496,438
------------------------------------------------------------------------------------------------------
                               Oil & Gas Equipment & Services -- 0.5%
     5,175,000                 Exterran Partners LP, 6.0%, 10/1/22                   $       4,372,875
     1,850,000                 Exterran Partners LP, 6.0%, 4/1/21                            1,600,250
     1,545,000                 Key Energy Services, Inc., 6.75%, 3/1/21                        494,400
                                                                                     -----------------
                                                                                     $       6,467,525
------------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration & Production -- 6.6%
     2,360,000                 Antero Resources Corp., 6.0%, 12/1/20                 $       2,265,600
     1,595,000                 Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                        1,591,012
     2,945,000                 Chaparral Energy, Inc., 8.25%, 9/1/21                         1,001,300
     6,590,000                 Chesapeake Energy Corp., 5.375%, 6/15/21                      4,267,025
       668,000                 Comstock Resources, Inc., 9.5%, 6/15/20                         146,960
     3,675,000                 Concho Resources, Inc., 5.5%, 4/1/23                          3,693,375
     2,925,000                 Concho Resources, Inc., 6.5%, 1/15/22                         3,031,031
     4,670,000                 Denbury Resources, Inc., 5.5%, 5/1/22                         3,269,000
     7,215,000                 EP Energy LLC, 9.375%, 5/1/20                                 6,277,050
     5,205,000                 EPL Oil & Gas, Inc., 8.25%, 2/15/18                           1,639,575
     7,615,000                 Gulfport Energy Corp., 7.75%, 11/1/20                         7,538,850
     5,605,000                 Halcon Resources Corp., 8.875%, 5/15/21                       1,881,178
     2,470,000                 Hilcorp Energy I LP, 5.75%, 10/1/25 (144A)                    2,284,750
     4,975,000                 Legacy Reserves LP, 6.625%, 12/1/21                           3,283,500
    12,635,000                 Linn Energy LLC, 6.25%, 11/1/19                               2,969,225
       220,000                 Linn Energy LLC, 7.75%, 2/1/21                                   50,600
     4,480,000                 Memorial Production Partners LP, 7.625%, 5/1/21               3,001,600
     2,190,000                 Midstates Petroleum Co., Inc., 9.25%, 6/1/21                    394,200

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 25

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               Oil & Gas Exploration & Production -- (continued)
     8,170,000                 Noble Energy, Inc., 5.875%, 6/1/22                    $       8,229,453
     1,005,000                 Northern Oil and Gas, Inc., 8.0%, 6/1/20                        831,135
     2,240,000                 Northern Oil and Gas, Inc., 8.0%, 6/1/20                      1,852,480
     4,860,000                 PDC Energy, Inc., 7.75%, 10/15/22                             4,884,300
     2,860,000                 Penn Virginia Corp., 7.25%, 4/15/19                             786,500
     4,480,000                 Penn Virginia Corp., 8.5%, 5/1/20                             1,299,200
       800,000                 Sanchez Energy Corp., 6.125%, 1/15/23                           580,000
     3,775,000                 Sanchez Energy Corp., 7.75%, 6/15/21                          3,001,125
     5,170,000                 Swift Energy Co., 7.875%, 3/1/22                              1,331,275
     3,200,000                 Vanguard Natural Resources LLC, 7.875%, 4/1/20                1,916,000
     5,200,000                 Whiting Canadian Holding Co ULC, 8.125%,
                               12/1/19                                                       5,239,000
     1,850,000                 WPX Energy, Inc., 7.5%, 8/1/20                                1,729,750
     2,945,000                 WPX Energy, Inc., 8.25%, 8/1/23                               2,768,300
                                                                                     -----------------
                                                                                     $      83,034,349
------------------------------------------------------------------------------------------------------
                               Oil & Gas Refining & Marketing -- 0.9%
     6,525,000                 Calumet Specialty Products Partners LP, 6.5%,
                               4/15/21                                               $       6,068,250
     4,695,000                 Tesoro Corp., 5.375%, 10/1/22                                 4,777,162
                                                                                     -----------------
                                                                                     $      10,845,412
------------------------------------------------------------------------------------------------------
                               Oil & Gas Storage & Transportation -- 1.9%
     4,810,000                 Crestwood Midstream Partners LP, 6.125%,
                               3/1/22                                                $       4,136,600
     1,910,000                 Crestwood Midstream Partners LP, 6.25%,
                               4/1/23 (144A)                                                 1,623,500
     3,220,000                 Global Partners LP, 7.0%, 6/15/23                             3,026,800
     3,800,000                 ONEOK, Inc., 7.5%, 9/1/23                                     3,752,500
     6,775,000                 Sabine Pass Liquefaction LLC, 5.625%, 2/1/21                  6,724,188
     4,685,000                 Targa Resources Partners LP, 4.25%, 11/15/23                  4,099,375
                                                                                     -----------------
                                                                                     $      23,362,963
------------------------------------------------------------------------------------------------------
                               Coal & Consumable Fuels -- 0.1%
     4,170,000                 James River Coal Co., 7.875%, 4/1/19 (e)              $           2,168
     2,250,000                 SunCoke Energy Partners LP, 7.375%,
                               2/1/20 (144A)                                                 1,867,500
                                                                                     -----------------
                                                                                     $       1,869,668
                                                                                     -----------------
                               Total Energy                                          $     126,076,355
------------------------------------------------------------------------------------------------------
                               MATERIALS -- 5.4%
                               Commodity Chemicals -- 1.0%
     1,220,000                 Hexion, Inc., 6.625%, 4/15/20                         $       1,033,950
     2,382,000                 Hexion, Inc., 8.875%, 2/1/18                                  1,822,230
     2,445,000                 Hexion, Inc., 9.0%, 11/15/20                                  1,295,850

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Yield Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               Commodity Chemicals -- (continued)
     1,750,000                 Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)             $       1,523,585
     5,195,000                 Tronox Finance LLC, 6.375%, 8/15/20                           3,699,879
     4,560,000                 Tronox Finance LLC, 7.5%, 3/15/22 (144A)                      3,226,200
                                                                                     -----------------
                                                                                     $      12,601,694
------------------------------------------------------------------------------------------------------
                               Diversified Chemicals -- 0.1%
       580,000                 Blue Cube Spinco, Inc., 10.0%, 10/15/25
                               (144A)                                                $         629,300
       580,000                 Blue Cube Spinco, Inc., 9.75%, 10/15/23
                               (144A)                                                          624,950
                                                                                     -----------------
                                                                                     $       1,254,250
------------------------------------------------------------------------------------------------------
                               Metal & Glass Containers -- 3.3%
     3,811,008                 Ardagh Finance Holdings SA, 8.625%, (0.00%
                               Cash, 8.625% PIK) 6/15/19 (144A) (PIK)                $       3,992,031
     3,350,000                 Ardagh Packaging Finance Plc, 6.75%, 1/31/21
                               (144A)                                                        3,433,750
       758,824                 Ardagh Packaging Finance Plc, 7.0%, 11/15/20
                               (144A)                                                          760,721
     7,100,000                 Ball Corp., 5.25%, 7/1/25                                     7,215,375
    13,120,000                 Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                14,317,200
     7,495,000                 Reynolds Group Issuer, Inc., 8.5%, 5/15/18                    7,560,581
     4,565,000                 Reynolds Group Issuer, Inc., 9.875%, 8/15/19                  4,804,662
                                                                                     -----------------
                                                                                     $      42,084,320
------------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 0.1%
     1,595,000                 Prince Mineral Holding Corp., 11.5%, 12/15/19
                               (144A)                                                $       1,339,800
------------------------------------------------------------------------------------------------------
                               Gold -- 0.3%
     5,580,000                 IAMGOLD Corp., 6.75%, 10/1/20 (144A)                  $       4,212,900
------------------------------------------------------------------------------------------------------
                               Steel -- 0.4%
     3,375,000                 Cliffs Natural Resources, Inc., 8.25%, 3/31/20
                               (144A)                                                $       3,020,625
     2,855,000                 JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)                  1,941,400
                                                                                     -----------------
                                                                                     $       4,962,025
------------------------------------------------------------------------------------------------------
                               Paper Products -- 0.2%
     2,845,000                 Resolute Forest Products, Inc., 5.875%, 5/15/23       $       2,119,525
                                                                                     -----------------
                               Total Materials                                       $      68,574,514
------------------------------------------------------------------------------------------------------
                               CAPITAL GOODS -- 2.6%
                               Aerospace & Defense -- 0.3%
     3,780,000                 DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)              $       3,400,412
------------------------------------------------------------------------------------------------------
                               Building Products -- 0.1%
     1,750,000                 Gibraltar Industries, Inc., 6.25%, 2/1/21             $       1,802,500
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 27

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               Construction & Engineering -- 0.6%
     1,390,000                 AECOM, 5.875%, 10/15/24 (144A)                        $       1,435,175
     5,795,000                 Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                 5,852,950
                                                                                     -----------------
                                                                                     $       7,288,125
------------------------------------------------------------------------------------------------------
                               Industrial Conglomerates -- 0.3%
     4,030,000                 JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)        $       4,261,725
------------------------------------------------------------------------------------------------------
                               Industrial Machinery -- 0.5%
     4,901,000                 Apex Tool Group LLC, 7.0%, 2/1/21 (144A)              $       3,945,305
     1,550,257                 Liberty Tire Recycling LLC, 11.0%, 3/31/21
                               (0.0% cash, 11.0% PIK) (144A) (PIK) (c)                         992,164
       945,000                 Xerium Technologies, Inc., 8.875%, 6/15/18                      963,900
                                                                                     -----------------
                                                                                     $       5,901,369
------------------------------------------------------------------------------------------------------
                               Trading Companies & Distributors -- 0.8%
     5,200,000                 Rexel SA, 5.25%, 6/15/20 (144A)                       $       5,409,300
     2,000,000                 United Rentals North America, Inc., 5.75%,
                               11/15/24                                                      2,030,000
     2,695,000                 WESCO Distribution, Inc., 5.375%, 12/15/21                    2,607,412
                                                                                     -----------------
                                                                                     $      10,046,712
                                                                                     -----------------
                               Total Capital Goods                                   $      32,700,843
------------------------------------------------------------------------------------------------------
                               COMMERCIAL SERVICES & SUPPLIES -- 0.7%
                               Environmental & Facilities Services -- 0.1%
     2,000,000                 Safway Group Holding LLC, 7.0%, 5/15/18
                               (144A)                                                $       2,055,000
------------------------------------------------------------------------------------------------------
                               Diversified Support Services -- 0.6%
     1,800,000                 NANA Development Corp., 9.5%, 3/15/19 (144A)          $       1,656,000
     3,695,000                 The GEO Group, Inc., 5.875%, 10/15/24                         3,731,950
     2,165,000                 TMS International Corp., 7.625%, 10/15/21
                               (144A)                                                        1,980,975
                                                                                     -----------------
                                                                                     $       7,368,925
                                                                                     -----------------
                               Total Commercial Services & Supplies                  $       9,423,925
------------------------------------------------------------------------------------------------------
                               TRANSPORTATION -- 1.0%
                               Airlines -- 0.4%
     1,920,000                 Air Canada, 5.00%, 3/15/20 (144A)                     $       1,866,816
     2,950,000                 Intrepid Aviation Group Holdings LLC, 6.875%,
                               2/15/19 (144A)                                                2,562,812
                                                                                     -----------------
                                                                                     $       4,429,628
------------------------------------------------------------------------------------------------------
                               Railroads -- 0.3%
     4,250,000                 Florida East Coast Holdings Corp., 6.75%,
                               5/1/19 (144A)                                         $       4,280,812
------------------------------------------------------------------------------------------------------
                               Trucking -- 0.2%
     3,500,000                 syncreon Group BV, 8.625%, 11/1/21 (144A)             $       2,738,750
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Yield Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               Airport Services -- 0.1%
     1,700,000                 Aguila 3 SA, 7.875%, 1/31/18 (144A)                   $       1,738,250
                                                                                     -----------------
                               Total Transportation                                  $      13,187,440
------------------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 0.1%
                               Auto Parts & Equipment -- 0.1%
     1,280,000                 Pittsburgh Glass Works LLC, 8.0%, 11/15/18
                               (144A)                                                $       1,333,120
                                                                                     -----------------
                               Total Automobiles & Components                        $       1,333,120
------------------------------------------------------------------------------------------------------
                               CONSUMER DURABLES & APPAREL -- 4.1%
                               Homebuilding -- 3.9%
     1,590,000                 Brookfield Residential Properties, Inc., 6.5%,
                               12/15/20 (144A)                                       $       1,593,975
     2,540,000                 CalAtlantic Group, Inc., 5.375%, 10/1/22                      2,590,800
     6,975,000                 CalAtlantic Group, Inc., 6.25%, 12/15/21                      7,550,438
     4,345,000                 DR Horton, Inc., 5.75%, 8/15/23                               4,746,912
     8,375,000                 KB Home, 7.0%, 12/15/21                                       8,479,688
     4,150,000                 Lennar Corp., 4.5%, 6/15/19                                   4,305,625
     8,730,000                 Lennar Corp., 4.75%, 11/15/22                                 8,730,000
     3,660,000                 Meritage Homes Corp., 7.0%, 4/1/22                            4,007,700
     1,800,000                 Rialto Holdings LLC, 7.0%, 12/1/18 (144A)                     1,845,000
     1,500,000                 Shea Homes LP, 5.875%, 4/1/23 (144A)                          1,569,375
     3,195,000                 Taylor Morrison Communities, Inc., 5.875%,
                               4/15/23                                                       3,234,938
                                                                                     -----------------
                                                                                     $      48,654,451
------------------------------------------------------------------------------------------------------
                               Textiles -- 0.2%
     2,920,000                 Springs Industries, Inc., 6.25%, 6/1/21               $       2,905,400
                                                                                     -----------------
                               Total Consumer Durables & Apparel                     $      51,559,851
------------------------------------------------------------------------------------------------------
                               CONSUMER SERVICES -- 2.2%
                               Casinos & Gaming -- 1.2%
     2,075,000                 GLP Capital LP, 4.375%, 11/1/18                       $       2,147,625
       457,562                 Mashantucket Western Pequot Tribe, 6.5%,
                               7/1/36 (1.0% cash, 5.50% PIK) (PIK)                               2,288
    14,265,000                 Scientific Games International, Inc., 10.0%,
                               12/1/22                                                      12,624,525
       700,000                 Scientific Games International, Inc., 6.25%,
                               9/1/20                                                          486,500
                                                                                     -----------------
                                                                                     $      15,260,938
------------------------------------------------------------------------------------------------------
                               Hotels, Resorts & Cruise Lines -- 0.7%
     2,750,000                 NCL Corp., Ltd., 5.25%, 11/15/19 (144A)               $       2,853,125
     1,680,000                 Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                   1,650,600
     4,290,000                 Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                   4,665,375
                                                                                     -----------------
                                                                                     $       9,169,100
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 29

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               Specialized Consumer Services -- 0.3%
     3,475,000                 Constellis Holdings LLC, 9.75%, 5/15/20 (144A)        $       3,144,875
                                                                                     -----------------
                               Total Consumer Services                               $      27,574,913
------------------------------------------------------------------------------------------------------
                               MEDIA -- 3.4%
                               Advertising -- 0.3%
     3,360,000                 MDC Partners, Inc., 6.75%, 4/1/20 (144A)              $       3,418,800
------------------------------------------------------------------------------------------------------
                               Broadcasting -- 0.8%
     6,170,000                 Gannett Co., Inc., 6.375%, 10/15/23                   $       6,663,600
     2,875,000                 Quebecor Media, Inc., 5.75%, 1/15/23                          2,946,875
                                                                                     -----------------
                                                                                     $       9,610,475
------------------------------------------------------------------------------------------------------
                               Cable & Satellite -- 1.8%
     9,250,000                 CCO Holdings LLC, 6.5%, 4/30/21                       $       9,706,719
     1,670,000                 Neptune Finco Corp., 6.625%, 10/15/25 (144A)                  1,757,675
     1,575,000                 Numericable-SFR SAS, 6.0%, 5/15/22 (144A)                     1,578,938
     9,050,000                 Videotron, Ltd., 5.375%, 6/15/24 (144A)                       9,298,875
                                                                                     -----------------
                                                                                     $      22,342,207
------------------------------------------------------------------------------------------------------
                               Movies & Entertainment -- 0.4%
       425,000                 Regal Entertainment Group, 5.75%, 3/15/22             $         438,812
     2,895,000                 Regal Entertainment Group, Inc., 5.75%, 2/1/25                2,844,338
     2,665,000                 WMG Acquisition Corp., 6.75%, 4/15/22 (144A)                  2,466,804
                                                                                     -----------------
                                                                                     $       5,749,954
------------------------------------------------------------------------------------------------------
                               Publishing -- 0.1%
     1,675,000                 MPL 2 Acquisition Canco, Inc., 9.875%,
                               8/15/18 (144A)                                        $       1,758,750
                                                                                     -----------------
                               Total Media                                           $      42,880,186
------------------------------------------------------------------------------------------------------
                               RETAILING -- 1.2%
                               Department Stores -- 0.5%
     2,710,000                 Argos Merger Sub, Inc., 7.125%, 3/15/23 (144A)        $       2,852,275
     2,910,000                 Dollar Tree, Inc., 5.75%, 3/1/23 (144A)                       3,066,412
                                                                                     -----------------
                                                                                     $       5,918,687
------------------------------------------------------------------------------------------------------
                               Computer & Electronics Retail -- 0.2%
     2,590,000                 Rent-A-Center, Inc., 6.625%, 11/15/20                 $       2,434,600
------------------------------------------------------------------------------------------------------
                               Specialty Stores -- 0.3%
     4,010,000                 Outerwall, Inc., 5.875%, 6/15/21                      $       3,699,225
------------------------------------------------------------------------------------------------------
                               Automotive Retail -- 0.2%
     2,900,000                 Asbury Automotive Group, Inc., 6.0%, 12/15/24
                               (144A)                                                $       3,066,750
                                                                                     -----------------
                               Total Retailing                                       $      15,119,262
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Yield Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               FOOD & STAPLES RETAILING -- 0.3%
                               Food Distributors -- 0.3%
     3,635,000                 KeHE Distributors LLC, 7.625%, 8/15/21 (144A)         $       3,834,925
                                                                                     -----------------
                               Total Food & Staples Retailing                        $       3,834,925
------------------------------------------------------------------------------------------------------
                               FOOD, BEVERAGE & TOBACCO -- 2.4%
                               Distillers & Vintners -- 0.3%
     4,100,000                 Constellation Brands, Inc., 3.75%, 5/1/21             $       4,192,250
------------------------------------------------------------------------------------------------------
                               Agricultural Products -- 0.3%
     4,460,000                 Southern States Cooperative, Inc., 10.0%,
                               8/15/21 (144A)                                        $       3,880,200
------------------------------------------------------------------------------------------------------
                               Packaged Foods & Meats -- 1.3%
     1,360,000                 Dole Food Co., Inc., 7.25%, 5/1/19 (144A)             $       1,364,760
     2,425,000                 Pilgrim's Pride Corp., 5.75%, 3/15/25 (144A)                  2,479,562
     7,600,000                 Post Holdings, Inc., 6.0%, 12/15/22 (144A)                    7,638,000
     1,775,000                 Post Holdings, Inc., 6.75%, 12/1/21 (144A)                    1,837,125
       750,000                 Post Holdings, Inc., 7.75%, 3/15/24 (144A)                      798,750
     1,940,000                 Post Holdings, Inc., 8.0%, 7/15/25 (144A)                     2,104,900
                                                                                     -----------------
                                                                                     $      16,223,097
------------------------------------------------------------------------------------------------------
                               Tobacco -- 0.5%
     7,560,000                 Alliance One International, Inc., 9.875%, 7/15/21     $       6,511,050
                                                                                     -----------------
                               Total Food, Beverage & Tobacco                        $      30,806,597
------------------------------------------------------------------------------------------------------
                               HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                               Personal Products -- 0.1%
     1,245,000                 Revlon Consumer Products Corp., 5.75%, 2/15/21        $       1,260,562
                                                                                     -----------------
                               Total Household & Personal Products                   $       1,260,562
------------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 4.1%
                               Health Care Supplies -- 0.2%
     2,210,000                 Sterigenics-Nordion Holdings LLC, 6.5%,
                               5/15/23 (144A)                                        $       2,223,812
------------------------------------------------------------------------------------------------------
                               Health Care Services -- 0.5%
     3,675,000                 BioScrip, Inc., 8.875%, 2/15/21                       $       2,838,938
     3,055,000                 Quintiles Transnational Corp., 4.875%,
                               5/15/23 (144A)                                                3,140,907
                                                                                     -----------------
                                                                                     $       5,979,845
------------------------------------------------------------------------------------------------------
                               Health Care Facilities -- 2.7%
    11,400,000                 CHS, Inc., 8.0%, 11/15/19                             $      11,856,000
    13,850,000                 HCA, Inc., 5.375%, 2/1/25                                    14,213,562
     2,520,000                 HealthSouth Corp., 5.75%, 9/15/25 (144A)                      2,508,975
     5,110,000                 Kindred Healthcare Inc., 6.375%, 4/15/22                      4,828,950
     1,265,000                 Universal Hospital Services, Inc., 7.625%, 8/15/20            1,206,494
                                                                                     -----------------
                                                                                     $      34,613,981
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 31

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               Managed Health Care -- 0.6%
     6,965,000                 WellCare Health Plans, Inc., 5.75%, 11/15/20          $       7,278,425
------------------------------------------------------------------------------------------------------
                               Health Care Technology -- 0.1%
     1,400,000                 MedAssets, Inc., 8.0%, 11/15/18                       $       1,426,250
                                                                                     -----------------
                               Total Health Care Equipment & Services                $      51,522,313
------------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY &
                               LIFE SCIENCES -- 1.1%
                               Pharmaceuticals -- 1.1%
     5,610,000                 DPx Holdings BV, 7.5%, 2/1/22 (144A)                  $       5,722,200
     9,910,000                 Valeant Pharmaceuticals International, Inc.,
                               5.875%, 5/15/23 (144A)                                        8,342,981
                                                                                     -----------------
                                                                                     $      14,065,181
                                                                                     -----------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                         $      14,065,181
------------------------------------------------------------------------------------------------------
                               BANKS -- 1.1%
                               Diversified Banks -- 1.1%
     3,175,000        6.10     Bank of America Corp., Floating Rate Note
                               (Perpetual)                                           $       3,210,719
       475,000        6.50     Bank of America Corp., Floating Rate Note,
                               10/23/49                                                        496,380
     4,125,000        6.25     Bank of America Corp., Floating Rate Note,
                               9/29/49                                                       4,182,956
     2,375,000        5.90     Citigroup, Inc., Floating Rate Note (Perpetual)               2,363,125
     3,675,000        5.88     Wells Fargo & Company, Floating Rate Note
                               (Perpetual)                                                   3,887,048
                                                                                     -----------------
                                                                                     $      14,140,228
                                                                                     -----------------
                               Total Banks                                           $      14,140,228
------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 3.1%
                               Specialized Finance -- 1.7%
     5,825,000                 Fly Leasing, Ltd., 6.375%, 10/15/21                   $       5,999,750
     1,515,000                 Nationstar Mortgage LLC, 6.5%, 6/1/22                         1,363,500
    10,350,000                 Nationstar Mortgage LLC, 6.5%, 7/1/21                         9,470,250
     1,820,000                 Nationstar Mortgage LLC, 6.5%, 8/1/18                         1,785,875
     3,100,000                 Oxford Finance LLC, 7.25%, 1/15/18 (144A)                     3,177,500
                                                                                     -----------------
                                                                                     $      21,796,875
------------------------------------------------------------------------------------------------------
                               Consumer Finance -- 0.8%
     2,000,000                 Ally Financial, Inc., 4.625%, 3/30/25                 $       2,015,000
     1,250,000                 Ally Financial, Inc., 4.625%, 5/19/22                         1,300,000
     3,875,000        5.55     Capital One Financial Corp., Floating Rate
                               Note (Perpetual)                                              3,882,266
     3,265,000                 TMX Finance LLC, 8.5%, 9/15/18 (144A)                         2,563,025
                                                                                     -----------------
                                                                                     $       9,760,291
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Yield Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               Investment Banking & Brokerage -- 0.3%
     4,325,000        5.55     Morgan Stanley, Floating Rate Note (Perpetual)        $       4,319,594
------------------------------------------------------------------------------------------------------
                               Diversified Capital Markets -- 0.3%
     3,740,000                 Quicken Loans, Inc., 5.75%, 5/1/25 (144A)             $       3,711,950
                                                                                     -----------------
                               Total Diversified Financials                          $      39,588,710
------------------------------------------------------------------------------------------------------
                               INSURANCE -- 5.6%
                               Life & Health Insurance -- 1.0%
     2,310,000                 CNO Financial Group, Inc., 4.5%, 5/30/20              $       2,402,400
     5,400,000                 Fidelity & Guaranty Life Holdings, Inc., 6.375%,
                               4/1/21 (144A)                                                 5,683,500
     4,200,000        5.65     Voya Financial, Inc., Floating Rate Note, 5/15/53             4,252,500
                                                                                     -----------------
                                                                                     $      12,338,400
------------------------------------------------------------------------------------------------------
                               Reinsurance -- 4.6%
       500,000        5.95     Alamo Re, Ltd., Floating Rate Note, 6/7/18
                               (Cat Bond) (144A)                                     $         519,100
     4,064,365                 Altair Re, Variable Rate Notes, 6/30/16 (f)                     287,351
     2,800,000                 Altair Re, Variable Rate Notes, 6/30/17 (f)                   2,943,640
     1,000,000                 Arlington Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 8/31/16 (f)                              1,034,000
     1,000,000                 Berwick Segregated Account (KANE SAC Ltd.),
                               Variable Rate Note, 1/22/16 (f)                               1,125,700
     4,500,000                 Carnoustie Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 2/19/16 (f)                              4,933,350
     1,200,000                 Clarendon Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 6/15/16 (f)                              1,189,800
       550,000        0.00     Compass Re II, Ltd., Floating Rate Note,
                               6/8/16 (Cat Bond)                                               547,910
     3,014,550                 Exeter Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 1/7/16 (f)                               3,279,227
     1,500,000                 Fairfield Segregated Account (KANE SAC Ltd.),
                               Variable Rate Notes, 2/2/16 (f)                               1,477,950
     6,200,000                 Gullane Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 1/22/17 (f)                              6,849,760
     1,261,500                 Hereford Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 1/7/16 (f)                               1,490,715
     1,000,000        3.76     Kilimanjaro Re, Ltd., Floating Rate Note,
                               11/25/19 (Cat Bond) (144A)                                      991,100
       500,000                 Lahinch Re, Variable Rate Notes, 6/15/16 (f)                    501,450
     2,600,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (f)             2,779,140
     1,467,400                 Muirfield Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 1/12/16 (f)                              1,642,901
     4,500,000                 Pangaea Re, Series 2015-1, Principal at Risk
                               Notes, 2/1/19 (f)                                             5,132,250
     5,800,000                 Pangaea Re, Series 2015-2, Principal at Risk
                               Notes, 11/30/19 (f)                                           6,016,920

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 33

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               Reinsurance -- (continued)
     5,120,000                 Pangaea Re., Variable Rate Notes, 7/1/18 (f)          $          92,160
     1,500,000                 Prestwick Segregated Account (KANE SAC Ltd.),
                               Variable Rate Notes, 7/1/16 (f)                               1,585,350
        12,321                 Sector Re V, Ltd., Variable Rate Notes, 12/1/17
                               (144A) (f)                                                       52,882
     1,100,000                 Sector Re V, Ltd., Variable Rate Notes, 12/1/19
                               (144A) (f)                                                    1,250,480
         2,152                 Sector Re V, Ltd., Variable Rate Notes, 3/30/19
                               (144A) (f)                                                       50,606
     2,000,000                 Silverton Re, Ltd., Variable Rate Notes, 9/16/16
                               (144A) (f)                                                       40,000
     1,550,000                 Silverton Re, Ltd., Variable Rate Notes, 9/18/17
                               (144A) (f)                                                    1,797,070
     3,000,000                 St. Andrews Segregated Account (KANE SAC Ltd.),
                               Variable Rate Notes, 1/22/16 (f)                              3,217,800
     1,514,150                 Troon Segregated Account (Kane SAC Ltd.),
                               Variable Rate Notes, 1/12/16 (f)                              1,644,670
       506,000                 Turnberry Segregated Account (KANE SAC Ltd.),
                               Variable Rate Notes, 1/15/16 (f)                                513,843
     4,400,000                 Versutus Ltd., Series 2015-A, Variable Rate Notes,
                               12/31/2017 (f)                                                5,103,120
                                                                                     -----------------
                                                                                     $      58,090,245
                                                                                     -----------------
                               Total Insurance                                       $      70,428,645
------------------------------------------------------------------------------------------------------
                               REAL ESTATE -- 1.0%
                               Specialized REIT -- 0.9%
     3,252,860                 AAF Holdings LLC, 12.0%, 7/1/19 (144A)
                               (12.0% cash, 0.0% PIK) (PIK)                          $       3,407,371
     5,465,000                 Equinix, Inc., 5.375%, 4/1/23                                 5,683,600
     1,410,000                 Iron Mountain, Inc., 5.75%, 8/15/24                           1,417,050
                                                                                     -----------------
                                                                                     $      10,508,021
------------------------------------------------------------------------------------------------------
                               Real Estate Services -- 0.1%
     1,480,000                 Kennedy-Wilson, Inc., 5.875%, 4/1/24                  $       1,467,050
                                                                                     -----------------
                               Total Real Estate                                     $      11,975,071
------------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 2.2%
                               Internet Software & Services -- 1.1%
     3,400,000                 Bankrate, Inc., 6.125%, 8/15/18 (144A)                $       3,412,750
     3,475,000                 Cimpress NV, 7.0%, 4/1/22 (144A)                              3,501,062
     6,085,000                 j2 Global, Inc., 8.0%, 8/1/20                                 6,472,919
                                                                                     -----------------
                                                                                     $      13,386,731
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Yield Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               Data Processing & Outsourced Services -- 0.6%
     2,350,000                 Audatex North America, Inc., 6.0%, 6/15/21
                               (144A)                                                $       2,366,474
     1,830,000                 First Data Corp., 7.0%, 12/1/23 (144A)                        1,862,025
     3,688,000                 NeuStar, Inc., 4.5%, 1/15/23                                  3,171,680
                                                                                     -----------------
                                                                                     $       7,400,179
------------------------------------------------------------------------------------------------------
                               Application Software -- 0.2%
     2,470,000                 Citrix Systems, Inc., 0.5%, 4/15/19                   $       2,809,625
------------------------------------------------------------------------------------------------------
                               Home Entertainment Software -- 0.3%
     3,285,000                 Activision Blizzard, Inc., 6.125%, 9/15/23 (144A)     $       3,576,544
                                                                                     -----------------
                               Total Software & Services                             $      27,173,079
------------------------------------------------------------------------------------------------------
                               TECHNOLOGY HARDWARE & EQUIPMENT -- 1.0%
                               Communications Equipment -- 0.3%
     1,890,000                 CommScope Technologies Finance LLC, 6.0%,
                               6/15/25 (144A)                            $                   1,918,350
     1,595,000                 Plantronics, Inc., 5.5%, 5/31/23 (144A)                       1,622,912
                                                                                     -----------------
                                                                                     $       3,541,262
------------------------------------------------------------------------------------------------------
                               Technology Hardware, Storage &
                               Peripherals -- 0.6%
     5,290,000                 Seagate HDD Cayman, 4.75%, 1/1/25                     $       4,751,113
     3,610,000                 Seagate HDD Cayman, 4.75%, 6/1/23                             3,349,607
                                                                                     -----------------
                                                                                     $       8,100,720
------------------------------------------------------------------------------------------------------
                               Electronic Manufacturing Services -- 0.1%
     1,380,000                 Flextronics International, Ltd., 4.625%, 2/15/20      $       1,431,750
                                                                                     -----------------
                               Total Technology Hardware & Equipment                 $      13,073,732
------------------------------------------------------------------------------------------------------
                               SEMICONDUCTORS & SEMICONDUCTOR
                               EQUIPMENT -- 0.9%
                               Semiconductor Equipment -- 0.4%
     5,100,000                 Entegris, Inc., 6.0%, 4/1/22 (144A)                   $       5,253,000
------------------------------------------------------------------------------------------------------
                               Semiconductors -- 0.5%
       640,000                 Advanced Micro Devices, Inc., 6.75%, 3/1/19           $         492,800
       820,000                 Advanced Micro Devices, Inc., 7.0%, 7/1/24                      574,000
     3,225,000                 Micron Technology, Inc., 5.25%, 8/1/23 (144A)                 3,150,793
     1,825,000                 Micron Technology, Inc., 5.875%, 2/15/22                      1,856,938
                                                                                     -----------------
                                                                                     $       6,074,531
                                                                                     -----------------
                               Total Semiconductors & Semiconductor
                               Equipment                                             $      11,327,531
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 35

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 6.3%
                               Integrated Telecommunication Services -- 3.7%
     3,625,000                 CenturyLink, Inc., 5.8%, 3/15/22                      $       3,525,312
     3,300,000                 CenturyLink, Inc., 6.45%, 6/15/21                             3,324,750
     8,858,000                 Cincinnati Bell, Inc., 8.375%, 10/15/20                       9,234,465
       530,000                 Frontier Communications Corp., 10.5%,
                               9/15/22 (144A)                                                  549,875
       304,000                 Frontier Communications Corp., 7.125%, 1/15/23                  271,320
     9,401,000                 Frontier Communications Corp., 8.5%, 4/15/20                  9,683,030
     3,100,000                 Frontier Communications Corp., 8.75%, 4/15/22                 2,983,750
       530,000                 Frontier Communications Corp., 8.875%,
                               9/15/20 (144A)                                                  550,204
     1,880,000                 Level 3 Financing, Inc., 5.375%, 1/15/24 (144A)               1,903,500
     8,830,000                 Windstream Corp., 7.5%, 6/1/22                                7,339,938
     4,975,000                 Windstream Services LLC, 6.375%, 8/1/23                       3,942,688
     3,460,000                 Windstream Services LLC, 7.75%, 10/15/20                      3,114,000
                                                                                     -----------------
                                                                                     $      46,422,832
------------------------------------------------------------------------------------------------------
                               Wireless Telecommunication Services -- 2.6%
     1,840,000                 Altice Financing SA, 6.625%, 2/15/23 (144A)           $       1,844,600
     1,375,000                 Altice US Finance I Corp., 5.375%,
                               7/15/23 (144A)                                                1,391,500
    20,345,000                 Sprint Corp., 7.25%, 9/15/21                                 18,691,970
     4,300,000                 T-Mobile USA, Inc., 6.542%, 4/28/20                           4,407,500
     1,635,000                 T-Mobile USA, Inc., 6.633%, 4/28/21                           1,692,225
     2,000,000                 T-Mobile USA, Inc., 6.731%, 4/28/22                           2,065,000
     3,350,000                 WCP Issuer llc, 6.657%, 8/15/43 (144A)                        3,457,770
                                                                                     -----------------
                                                                                     $      33,550,565
                                                                                     -----------------
                               Total Telecommunication Services                      $      79,973,397
------------------------------------------------------------------------------------------------------
                               UTILITIES -- 2.0%
                               Electric Utilities -- 0.8%
     7,360,000                 Talen Energy Supply LLC, 4.625%,
                               7/15/19 (144A)                                        $       6,732,928
     3,975,000                 Talen Energy Supply LLC, 6.5%, 6/1/25 (144A)                  3,527,812
                                                                                     -----------------
                                                                                     $      10,260,740
------------------------------------------------------------------------------------------------------
                               Gas Utilities -- 0.4%
     1,850,000                 Ferrellgas LP, 6.5%, 5/1/21                           $       1,715,875
     3,585,000                 Ferrellgas LP, 6.75%, 1/15/22                                 3,325,661
                                                                                     -----------------
                                                                                     $       5,041,536
------------------------------------------------------------------------------------------------------
                               Independent Power Producers & Energy
                               Traders -- 0.8%
     1,650,000                 AES Corp. Virginia, 5.5%, 3/15/24                     $       1,559,250
     2,850,000                 NRG Energy, Inc., 6.25%, 5/1/24                               2,550,750
     4,700,000                 NRG Energy, Inc., 7.625%, 1/15/18                             4,923,250

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Yield Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               Independent Power Producers & Energy
                               Traders -- (continued)
     1,265,000                 TerraForm Power Operating LLC, 5.875%,
                               2/1/23 (144A)                                         $       1,166,962
                                                                                     -----------------
                                                                                     $      10,200,212
                                                                                     -----------------
                               Total Utilities                                       $      25,502,488
------------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS
                               (Cost $839,882,735)                                   $     783,102,868
------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS -- 1.6%
     5,000,000        0.07     U.S. Treasury Note, Floating Rate Note, 1/31/16       $       5,000,185
     5,000,000        0.07     U.S. Treasury Note, Floating Rate Note, 10/31/16              4,999,090
     5,000,000        0.08     U.S. Treasury Note, Floating Rate Note, 4/30/16               5,000,600
     5,000,000        0.09     U.S. Treasury Note, Floating Rate Note, 7/31/16               5,000,720
------------------------------------------------------------------------------------------------------
                               TOTAL U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS
                               (Cost $19,998,605)                                    $      20,000,595
------------------------------------------------------------------------------------------------------
                               SENIOR FLOATING RATE LOAN
                               INTERESTS -- 5.5%**
                               ENERGY -- 0.3%
                               Oil & Gas Drilling -- 0.3%
     3,863,910        7.50     Jonah Energy LLC, Term Loan (Second Lien),
                               5/8/21                                                $       3,042,829
     2,291,250        5.75     Offshore Group Investment, Ltd., Term Loan,
                               3/28/19                                                         683,555
                                                                                     -----------------
                                                                                     $       3,726,384
                                                                                     -----------------
                               Total Energy                                          $       3,726,384
------------------------------------------------------------------------------------------------------
                               MATERIALS -- 0.1%
                               Specialty Chemicals -- 0.1%
     1,412,532        3.75     Axalta Coating Systems US Holdings, Inc.,
                               Refinanced Term B Loan, 2/1/20                        $       1,410,766
------------------------------------------------------------------------------------------------------
                               Diversified Metals & Mining -- 0.0%+
       528,651        3.75     Fortescue Metals Group Ltd., Bank Loan, 6/30/19       $         449,222
                                                                                     -----------------
                               Total Materials                                       $       1,859,988
------------------------------------------------------------------------------------------------------
                               COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                               Environmental & Facilities Services -- 0.1%
       612,775        4.00     WCA Waste Corp., Term Loan, 3/23/18                   $         610,094
------------------------------------------------------------------------------------------------------
                               Diversified Support Services -- 0.0%+
       418,819        5.37     IAP Worldwide Services, Inc., Term Loan, 7/18/19      $         420,913
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 37

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               Security & Alarm Services -- 0.2%
     2,673,469        4.25     Monitronics International, Inc., Term B Loan,
                               3/23/18                                               $       2,661,439
                                                                                     -----------------
                               Total Commercial Services & Supplies                  $       3,692,446
------------------------------------------------------------------------------------------------------
                               AUTOMOBILES & COMPONENTS -- 0.8%
                               Auto Parts & Equipment -- 0.8%
         7,368        3.50     Allison Transmission, Inc., Term B-3 Loan,
                               8/23/19                                               $           7,385
     1,940,350        4.50     TI Group Automotive Systems LLC, Initial US
                               Term Loan, 6/25/22                                            1,928,223
     7,930,434        4.00     Tower Automotive Holdings USA LLC, Initial
                               Term Loan (2014), 4/23/20                                     7,877,562
                                                                                     -----------------
                                                                                     $       9,813,170
                                                                                     -----------------
                               Total Automobiles & Components                        $       9,813,170
------------------------------------------------------------------------------------------------------
                               MEDIA -- 0.3%
                               Advertising -- 0.1%
     1,968,087        6.75     Affinion Group, Inc., Tranche B Term Loan,
                               4/30/18                                               $       1,895,104
------------------------------------------------------------------------------------------------------
                               Broadcasting -- 0.1%
     1,402,696        4.00     Univision Communications, Inc., Replacement
                               First-Lien Term Loan, 3/1/20                          $       1,394,124
------------------------------------------------------------------------------------------------------
                               Movies & Entertainment -- 0.1%
       657,254        3.75     Cinedigm Digital Funding 1 LLC, Term Loan,
                               2/28/18                                               $         656,432
                                                                                     -----------------
                               Total Media                                           $       3,945,660
------------------------------------------------------------------------------------------------------
                               RETAILING -- 0.5%
                               Automotive Retail -- 0.5%
     6,745,313        5.25     CWGS Group LLC, Term Loan, 2/20/20                    $       6,749,528
                                                                                     -----------------
                               Total Retailing                                       $       6,749,528
------------------------------------------------------------------------------------------------------
                               FOOD & STAPLES RETAILING -- 0.0%+
                               Food Distributors -- 0.0%+
         8,432        5.75     AdvancePierre Foods, Inc., Term Loan
                               (First Lien), 7/10/17                                 $           8,450
                                                                                     -----------------
                               Total Food & Staples Retailing                        $           8,450
------------------------------------------------------------------------------------------------------
                               HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                               Health Care Equipment -- 0.2%
     2,373,703        4.50     Kinetic Concepts, Inc., Term DTL-E1 loan, 5/4/18      $       2,376,670
------------------------------------------------------------------------------------------------------
                               Health Care Services -- 0.7%
     1,159,805        4.25     Alliance HealthCare Services, Inc., Initial Term
                               Loan, 6/3/19                                          $       1,155,094
       720,822        6.50     Ardent Legacy Acquisitions, Inc., First Lien Term
                               Loan, 7/31/21                                                   721,723
     2,053,542        6.50     BioScrip, Inc., Initial Term B Loan, 7/31/20                  1,889,259

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Yield Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               Health Care Services -- (continued)
     1,232,125        6.50     BioScrip, Inc., Term Loan, 7/31/20                    $       1,133,555
     2,551,150        4.25     National Mentor Holdings, Inc., Tranche B Term
                               Loan, 1/31/21                                                 2,512,883
     1,352,167        0.00     National Surgical Hospitals, Inc., First Lien Term
                               Loan, 5/15/22 (d)                                             1,328,504
                                                                                     -----------------
                                                                                     $       8,741,018
------------------------------------------------------------------------------------------------------
                               Managed Health Care -- 0.1%
       721,714        9.75     MMM Holdings, Inc., Term Loan, 10/9/17 (e)            $         534,069
       524,682        9.75     MSO of Puerto Rico, Inc., MSO Term Loan,
                               12/12/17 (e)                                                    388,265
                                                                                     -----------------
                                                                                     $         922,334
                                                                                     -----------------
                               Total Health Care Equipment & Services                $      12,040,022
------------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS, BIOTECHNOLOGY &
                               LIFE SCIENCES -- 0.5%
                               Biotechnology -- 0.5%
     7,441,350        7.00     Lantheus Medical Imaging, Inc., Initial Term
                               Loan, 6/25/22                                         $       6,957,662
                                                                                     -----------------
                               Total Pharmaceuticals, Biotechnology &
                               Life Sciences                                         $       6,957,662
------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIALS -- 0.3%
                               Investment Banking & Brokerage -- 0.3%
     3,430,000        8.33     MJ Acquisition Corporation, 2nd Lien Term
                               loan, 4/8/23                                          $       3,447,150
                                                                                     -----------------
                               Total Diversified Financials                          $       3,447,150
------------------------------------------------------------------------------------------------------
                               INSURANCE -- 0.0%+
                               Multi-line Insurance -- 0.0%+
       368,761        4.50     Alliant Holdings I LLC, Initial Term Loan, 7/28/22    $         365,419
                                                                                     -----------------
                               Total Insurance                                       $         365,419
------------------------------------------------------------------------------------------------------
                               SOFTWARE & SERVICES -- 0.6%
                               IT Consulting & Other Services -- 0.1%
     1,975,000        5.75     Evergreen Skills Lux Sarl, Initial Term Loan
                               (First Lien), 4/23/21                                 $       1,651,594
------------------------------------------------------------------------------------------------------
                               Application Software -- 0.5%
     4,813,691        8.50     Expert Global Solutions, Inc., Term B Advance
                               (First Lien), 4/3/18                                  $       4,780,597
       668,841        4.25     Vertafore, Inc., Term Loan (2013), 10/3/19                      669,607
                                                                                     -----------------
                                                                                     $       5,450,204
                                                                                     -----------------
                               Total Software & Services                             $       7,101,798
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 39

------------------------------------------------------------------------------------------------------
                 Floating
 Principal       Rate (b)
 Amount ($)      (unaudited)                                                         Value
------------------------------------------------------------------------------------------------------
                               TELECOMMUNICATION SERVICES -- 0.8%
                               Integrated Telecommunication Services -- 0.8%
     5,000,000        0.00     Level 3 Financing, Inc., First Lien Term Loan,
                               5/31/22 (d)                                           $       5,002,345
     5,100,408        0.00     Virgin Media, First Lien Term loan, 6/30/23 (d)               5,070,923
                                                                                     -----------------
                                                                                     $      10,073,268
                                                                                     -----------------
                               Total Telecommunication Services                      $      10,073,268
------------------------------------------------------------------------------------------------------
                               TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                               (Cost $73,228,867)                                    $      69,780,945
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 Shares
------------------------------------------------------------------------------------------------------
                               WARRANTS -- 0.0%+
                               HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                               Health Care Services -- 0.0%+
         2,136                 BioScrip, Inc. 6/30/25*                               $               -
         2,136                 BioScrip, Inc. 6/30/25*                                               -
                                                                                     -----------------
                               Total Household & Personal Products                   $               -
------------------------------------------------------------------------------------------------------
                               WARRANTS
                               (Cost $-)                                             $               -
------------------------------------------------------------------------------------------------------
                               TEMPORARY CASH INVESTMENTS -- 1.0%
                               Commercial Paper -- 1.0%
     3,155,000                 Barclays, Floating Rate Note, 11/2/15 (g)             $       3,154,936
     3,155,000                 Mondelez, Floating Rate Note, 11/2/15 (g)                     3,154,934
     3,155,000                 Prudential Funding LLC, Floating Rate Note,
                               11/2/15 (g)                                                   3,154,968
     3,155,000                 Societe Generale SA, Commercial Paper,
                               11/2/15 (g)                                                   3,154,978
                                                                                     -----------------
                                                                                     $      12,619,816
------------------------------------------------------------------------------------------------------
                               TOTAL TEMPORARY CASH INVESTMENTS
                               (Cost $12,619,957)                                    $      12,619,816
------------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENT IN SECURITIES -- 94.1%
                               (Cost $1,243,985,012) (a)                             $   1,189,964,821
------------------------------------------------------------------------------------------------------
                               OTHER ASSETS & LIABILITIES -- 5.9%                    $      74,179,300
------------------------------------------------------------------------------------------------------
                               TOTAL NET ASSETS -- 100.0%                            $   1,264,144,121
======================================================================================================

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

(Cat Bond)  Catastrophe or Event-Linked Bond. At October 31, 2015, the value of these securities amounted to $2,058,110, or 0.2% of total net assets. See Notes to Financial Statements -- Note 1G.

(Perpetual) Security with no stated maturity date.

(PIK)       Represents a pay-in-kind security.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

           The accompanying notes are an integral part of these financial statements.

40 Pioneer High Yield Fund | Annual Report | 10/31/15

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2015, the value of these securities amounted to $296,622,780, or 23.5% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At October 31, 2015, the net unrealized appreciation (depreciation) on investments based on cost for federal income tax purposes of $1,249,515,524 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                            $     65,805,708
              Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                                (125,356,411)
                                                                                     -----------------
              Net unrealized depreciation                                            $    (59,550,703)
                                                                                     =================

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(d)         Rate to be determined.

(e)         Security is in default.

(f) Structured reinsurance investment. At October 31, 2015, the value of these securities amounted to $56,115,885 or 4.4% of total net assets. See Notes to Financial Statements -- Note 1G.

(g) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2015 were as follows:

-----------------------------------------------------------------------------------------------------------
                                                                          Purchases            Sales
-----------------------------------------------------------------------------------------------------------
Long-Term U.S. Government                                                 $ 19,996,964         $         --
Other Long-Term Securities                                                $427,613,484         $594,653,073

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

-----------------------------------------------------------------------------------------------------------
Notional                         Obligation               Credit     Expiration   Premiums     Unrealized
Principal ($)(1)  Counterparty   Entity/Index    Coupon   Rating(2)  Date         Received     Appreciation
-----------------------------------------------------------------------------------------------------------
 27,629,015       J.P. Morgan
                  Chase Bank     Markit CDX      5.00%    B+         12/20/19     $1,879,644   $  296,181
                                 North America
                                 High Yield
                                 Index
 30,165,000       J.P. Morgan
                  Chase Bank     Markit CDX      5.00%    B+         12/20/20        291,105      836,898
                                 North America
                                 High Yield
                                 Index
-----------------------------------------------------------------------------------------------------------
                                                                                  $2,170,749   $1,133,079
-----------------------------------------------------------------------------------------------------------

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 41

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2015, in valuing the Fund's assets:

-----------------------------------------------------------------------------------------------
                                     Level 1       Level 2         Level 3      Total
-----------------------------------------------------------------------------------------------
Convertible Corporate Bonds          $         --  $  148,482,868  $        --  $  148,482,868
Preferred Stocks
  Transportation
     Air Freight & Logistics                   --       2,223,022           --       2,223,022
  Diversified Financials
     Consumer Finance                   9,272,324       3,302,904           --      12,575,228
  Insurance
     Reinsurance                               --              --       83,750          83,750
  All Other Preferred Stocks            8,671,779              --           --       8,671,779
Convertible Preferred Stocks
  Energy
     Oil & Gas Exploration &
       Production                              --         298,603           --         298,603
  Consumer Durables & Apparel
     Home Furnishings                          --      12,627,872           --      12,627,872
  Health Care Equipment &
     Services
     Health Care Services                      --              --       58,827          58,827
     Health Care Facilities                    --       1,302,513           --       1,302,513
  All Other Convertible Preferred
     Stocks                             5,892,624              --           --       5,892,624
Common Stock
  Capital Goods
     Industrial Machinery               3,704,979              --          737       3,705,716
  Commercial Services & Supplies
     Diversified Support Services              --          74,221           --          74,221
  Transportation
     Air Freight & Logistics                   --       1,026,927           --       1,026,927
  Consumer Services
     Education Services                        --         338,676           --         338,676
  All Other Common Stocks              80,529,311              --           --      80,529,311
Asset Backed Securities                        --       1,226,125           --       1,226,125
Collateralized Mortgage Obligations            --      25,342,535           --      25,342,535
Corporate Bonds
  Capital Goods
     Industrial Machinery                      --       4,909,205      992,164       5,901,369
  Insurance
     Reinsurance                               --       2,058,110   56,032,135      58,090,245
  All Other Corporate Bonds                    --     719,111,254           --     719,111,254
U.S. Government Agency Obligations             --      20,000,595           --      20,000,595
Senior Floating Rate Loan Interests            --      69,780,945           --      69,780,945
Warrants                                       --*             --           --              --*
Commercial Paper                               --      12,619,816           --      12,619,816
-----------------------------------------------------------------------------------------------
Total                                $108,071,017  $1,024,726,191  $57,167,613  $1,189,964,821
===============================================================================================

*    Security is valued at $0.

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Yield Fund | Annual Report | 10/31/15

-----------------------------------------------------------------------------------------------
                                     Level 1       Level 2         Level 3      Total
-----------------------------------------------------------------------------------------------
Other Financial Instruments
Unrealized depreciation on
  futures contracts                  $ (2,956,440) $           --  $        --  $   (2,956,440)
Unrealized appreciation on
  swap contracts                               --       1,133,079           --       1,133,079
-----------------------------------------------------------------------------------------------
Total Other Financial Instruments    $ (2,956,440) $    1,133,079  $        --  $   (1,823,361)
===============================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------------
                                              Convertible
                                 Preferred    Preferred    Common   Corporate
                                 Stocks       Stocks       Stocks   Bonds         Total
-----------------------------------------------------------------------------------------------
Balance as of 10/31/14           $ 5,359,616  $       --   $     -- $ 34,341,400  $ 39,701,016
Realized gain (loss)(1)                   --          --         --      120,474       120,474
Change in unrealized
  appreciation (depreciation)(2)  (3,629,725)    (15,373)        --   (8,186,957)  (11,832,055)
Purchases                                 --      74,200        737   53,629,867    53,704,804
Sales                                     --          --         --  (24,526,626)  (24,526,626)
Transfers in Level 3*                     --          --         --           --            --
Transfers out Level 3*                    --          --         --           --            --
Transfers in and out of
   Level 3 categories*            (1,646,141)         --         --    1,646,141            --
-----------------------------------------------------------------------------------------------
Balance as of 10/31/15           $    83,750  $   58,827   $    737 $ 57,024,299  $ 57,167,613
===============================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended October 31, 2015, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 10/31/15                                                          $(11,586,558)
                                                                                  -------------

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of October 31, 2015:

-----------------------------------------------------------------------------------------------
                                               Level 1     Level 2       Level 3     Total
-----------------------------------------------------------------------------------------------
Assets:
Futures collateral                             $     --    $2,614,000    $      --   $2,614,000
Variation margin for futures contracts          264,120            --           --      264,120
Centrally cleared swap collateral                    --     3,075,000           --    3,075,000
Variation margin for centrally cleared
  swap contracts                                     --        76,330           --       76,330
-----------------------------------------------------------------------------------------------
Total                                          $264,120    $5,765,330    $      --   $6,029,450
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 43

Statement of Assets and Liabilities | 10/31/15

ASSETS:
  Investment in securities (cost $1,243,985,012)                   $1,189,964,821
  Cash                                                                 64,024,015
  Centrally cleared swap collateral                                     3,075,000
  Futures collateral                                                    2,614,000
  Receivables --
     Investment securities sold                                         8,409,293
     Fund shares sold                                                     807,398
     Dividends and interest                                            16,750,545
     Swap contracts, premiums paid                                      2,170,749
     Variation margin for futures contracts                               264,120
     Variation margin for centrally cleared swap contracts                 76,330
  Unrealized appreciation on centrally cleared swap contracts           1,133,079
  Prepaid expenses                                                         24,479
----------------------------------------------------------------------------------
         Total assets                                              $1,289,313,829
==================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                               $   17,959,812
     Fund shares repurchased                                            2,808,874
     Distributions                                                        716,374
     Trustee fees                                                           7,018
  Unrealized depreciation on futures contracts                          2,956,440
  Due to affiliates                                                       520,013
  Accrued expenses                                                        201,177
----------------------------------------------------------------------------------
         Total liabilities                                         $   25,169,708
==================================================================================
NET ASSETS:
  Paid-in capital                                                  $1,310,315,053
  Distributions in excess of net investment income                     (1,689,788)
  Accumulated net realized gain on investments, futures contracts
     and swap contracts                                                11,362,408
  Net unrealized depreciation on investments                          (54,020,191)
  Net unrealized depreciation on futures contracts                     (2,956,440)
  Net unrealized appreciation on swap contracts                         1,133,079
----------------------------------------------------------------------------------
         Total net assets                                          $1,264,144,121
==================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $651,646,277/69,875,991 shares)                $         9.33
  Class C (based on $310,805,274/32,657,806 shares)                $         9.52
  Class R (based on $36,931,367/3,506,481 shares)                  $        10.53
  Class Y (based on $264,761,203/28,362,199 shares)                $         9.34
MAXIMUM OFFERING PRICE:
  Class A ($9.33 / 95.5%)                                          $         9.77
==================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Yield Fund | Annual Report | 10/31/15

Statement of Operations

For the Year Ended 10/31/15

INVESTMENT INCOME:
  Interest                                                  $   74,726,120
  Dividend                                                       6,010,884
--------------------------------------------------------------------------------------------
         Total investment income                                             $   80,737,004
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $    9,290,120
  Transfer agent fees
     Class A                                                       464,352
     Class B*                                                        1,363
     Class C                                                        90,018
     Class R                                                         7,681
     Class Y                                                        33,959
  Distribution fees
     Class A                                                     1,981,448
     Class B*                                                        3,917
     Class C                                                     3,534,095
     Class R                                                       216,117
  Shareholder communications expense                             1,673,815
  Administrative expense                                           419,450
  Custodian fees                                                    51,801
  Registration fees                                                145,872
  Professional fees                                                528,686
  Printing expense                                                  60,279
  Fees and expenses of nonaffiliated Trustees                       63,820
  Miscellaneous                                                    119,954
--------------------------------------------------------------------------------------------
     Total expenses                                                          $   18,686,747
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                      (3,912)
--------------------------------------------------------------------------------------------
     Net expenses                                                            $   18,682,835
--------------------------------------------------------------------------------------------
         Net investment income                                               $   62,054,169
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND SWAP CONTRACTS:
  Net realized gain (loss) on:
     Investments                                            $   10,427,745
     Futures contracts                                           2,805,363
     Swap contracts                                               (426,643)  $   12,806,465
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                            $ (117,437,053)
     Futures contracts                                          (2,956,440)
     Swap contracts                                              1,133,079   $ (119,260,414)
--------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments, future
     contracts and swap contracts                                            $ (106,453,949)
--------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                       $  (44,399,780)
============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 45

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                           Year Ended       Year Ended
                                                           10/31/15         10/31/14
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $   62,054,169   $   82,998,731
Net realized gain on investments, futures contracts
  and swap contracts                                           12,806,465       70,410,452
Change in net unrealized depreciation on investments,
  futures contracts and swap contracts                       (119,260,414)     (87,561,507)
-------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations                                   $  (44,399,780)  $   65,847,676
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.45 and $0.49 per share, respectively)    $  (36,251,392)  $  (51,734,086)
      Class B* ($0.01 and $0.38 per share, respectively)          (13,339)        (677,701)
      Class C ($0.38 and $0.42 per share, respectively)       (13,606,421)     (16,344,422)
      Class R ($0.47 and $0.50 per share, respectively)        (1,834,583)      (2,296,952)
      Class Y ($0.48 and $0.52 per share, respectively)       (11,161,976)     (15,200,183)
      Class Z** ($0.33 and $0.48 per share, respectively)        (169,975)        (354,433)
Net realized gain:
      Class A ($0.47 and $0.39 per share, respectively)       (39,952,753)     (41,922,595)
      Class B* ($0.00 and $0.39 per share, respectively)               --         (789,847)
      Class C ($0.47 and $0.39 per share, respectively)       (17,243,465)     (15,125,505)
      Class R ($0.47 and $0.39 per share, respectively)        (1,986,479)      (1,740,430)
      Class Y ($0.47 and $0.39 per share, respectively)       (10,891,583)     (11,661,682)
      Class Z** ($0.47 and $0.39 per share, respectively)        (204,761)        (226,381)
-------------------------------------------------------------------------------------------
         Total distributions to shareowners                $ (133,316,727)  $ (158,074,217)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares               $  349,181,937   $  456,963,949
Reinvestment of distributions                                 114,304,411      135,491,462
Cost of shares repurchased                                   (639,420,837)    (948,516,737)
-------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from Fund
         share transactions                                $ (175,934,489)  $ (356,061,326)
-------------------------------------------------------------------------------------------
      Net decrease in net assets                           $ (353,650,996)  $ (448,287,867)
NET ASSETS:
Beginning of year                                           1,617,795,117    2,066,082,984
-------------------------------------------------------------------------------------------
End of year                                                $1,264,144,121   $1,617,795,117
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income           $   (1,689,788)  $   (1,934,078)
===========================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Yield Fund | Annual Report | 10/31/15

---------------------------------------------------------------------------------------
                          Year Ended    Year Ended        Year Ended    Year Ended
                          10/31/15      10/31/15          10/31/14      10/31/14
                          Shares        Amount            Shares        Amount
---------------------------------------------------------------------------------------
Class A
Shares sold                15,132,051   $  149,632,637     22,628,161   $  244,426,656
Reinvestment of
   distributions            6,983,820       69,075,879      8,030,042       86,166,013
Less shares repurchased   (37,230,097)    (361,942,117)   (54,617,046)    (588,741,394)
---------------------------------------------------------------------------------------
      Net decrease        (15,114,226)  $ (143,233,601)   (23,958,843)  $ (258,148,725)
=======================================================================================
Class B*
Shares sold or
   exchanged                    1,587   $       16,884         42,451   $      463,317
Reinvestment of
   distributions                   --               --        115,630        1,251,178
Less shares repurchased    (1,349,985)     (14,282,939)      (913,584)      (9,960,499)
---------------------------------------------------------------------------------------
      Net decrease         (1,348,398)  $  (14,266,055)      (755,503)  $   (8,246,004)
=======================================================================================
Class C
Shares sold                 2,156,459   $   21,705,372      2,431,370   $   26,682,709
Reinvestment of
   distributions            2,299,470       23,227,333      2,158,906       23,594,501
Less shares repurchased    (8,763,104)     (87,499,120)    (6,955,018)     (76,477,421)
---------------------------------------------------------------------------------------
      Net decrease         (4,307,175)  $  (42,566,415)    (2,364,742)  $  (26,200,211)
=======================================================================================
Class R
Shares sold                   958,719   $   10,518,554      1,135,491   $   13,776,692
Reinvestment of
   distributions              323,874        3,618,079        318,501        3,838,679
Less shares repurchased    (2,096,080)     (23,179,692)    (1,675,707)     (20,317,088)
---------------------------------------------------------------------------------------
      Net decrease           (813,487)  $   (9,043,059)      (221,715)  $   (2,701,717)
=======================================================================================
Class Y
Shares sold                17,113,943   $  163,871,492     15,253,495   $  165,300,175
Reinvestment of
   distributions            1,823,872       18,015,138      1,870,357       20,077,374
Less shares repurchased   (14,704,582)    (144,264,313)   (22,818,797)    (245,204,364)
---------------------------------------------------------------------------------------
      Net increase
          (decrease)        4,233,233   $   37,622,317     (5,694,945)  $  (59,826,815)
=======================================================================================
Class Z **
Shares sold                   376,250   $    3,436,998        627,900   $    6,314,400
Reinvestment of
   distributions               39,754          367,982         56,351          563,717
Less shares repurchased      (905,767)      (8,252,656)      (773,275)      (7,815,971)
---------------------------------------------------------------------------------------
      Net decrease           (489,763)  $   (4,447,676)       (89,024)  $     (937,854)
=======================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 47

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Year            Year            Year
                                                             Year         Year       Ended           Ended           Ended
                                                             Ended        Ended      10/31/13        10/31/12        10/31/11
                                                             10/31/15     10/31/14   (Consolidated)  (Consolidated)  (Consolidated)
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  10.54     $  11.07   $    10.25      $     9.67      $     9.88
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.44(b)  $   0.46   $     0.51      $     0.51      $     0.51
   Net realized and unrealized gain (loss) on investments       (0.73)       (0.11)        0.84            0.59           (0.18)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.29)    $   0.35   $     1.35      $     1.10      $     0.33
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.45)    $  (0.49)  $    (0.53)     $    (0.52)     $    (0.54)
   Net realized gain                                            (0.47)       (0.39)          --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.92)    $  (0.88)  $    (0.53)     $    (0.52)     $    (0.54)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (1.21)    $  (0.53)  $     0.82      $     0.58      $    (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.33     $  10.54   $    11.07      $    10.25      $     9.67
===================================================================================================================================
Total return*                                                   (2.97)%       3.22%       13.52%(a)       11.66%           3.20%
Ratio of net expenses to average net assets                      1.17%        1.15%        1.14%           1.16%           1.16%
Ratio of net investment income (loss) to average net assets      4.51%        4.34%        4.82%           5.18%           4.99%
Portfolio turnover rate                                            32%          28%          46%             33%             47%
Net assets, end of period (in thousands)                     $651,646     $895,795   $1,206,497      $1,263,707      $1,467,120
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.49%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

48 Pioneer High Yield Fund | Annual Report | 10/31/15

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Year            Year            Year
                                                             Year         Year       Ended           Ended           Ended
                                                             Ended        Ended      10/31/13        10/31/12        10/31/11
                                                             10/31/15     10/31/14   (Consolidated)  (Consolidated)  (Consolidated)
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  10.74     $  11.28   $  10.43        $   9.84        $  10.04
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.38(b)  $   0.40   $   0.44        $   0.45        $   0.44
   Net realized and unrealized gain (loss) on investments       (0.75)       (0.13)      0.87            0.59           (0.17)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.37)    $   0.27   $   1.31        $   1.04        $   0.27
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.38)    $  (0.42)  $  (0.46)       $  (0.45)       $  (0.47)
   Net realized gain                                            (0.47)       (0.39)        --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.85)    $  (0.81)  $  (0.46)       $  (0.45)       $  (0.47)
===================================================================================================================================
Net increase (decrease) in net asset value                   $  (1.22)    $  (0.54)  $   0.85        $   0.59        $  (0.20)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.52     $  10.74   $  11.28        $  10.43        $   9.84
-----------------------------------------------------------------------------------------------------------------------------------
Total return*                                                   (3.64)%       2.41%     12.87%(a)       10.85%           2.59%
Ratio of net expenses to average net assets                      1.89%        1.83%      1.86%           1.85%           1.87%
Ratio of net investment income (loss) to average net assets      3.79%        3.65%      4.11%           4.50%           4.32%
Portfolio turnover rate                                            32%          28%        46%             33%             47%
Net assets, end of period (in thousands)                     $310,805     $397,186   $443,442        $467,377        $527,822
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 12.75%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 49

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Year            Year            Year
                                                             Year        Year        Ended           Ended           Ended
                                                             Ended       Ended       10/31/13        10/31/12        10/31/11
                                                             10/31/15    10/31/14    (Consolidated)  (Consolidated)  (Consolidated)
-----------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 11.84     $ 12.39     $ 11.46         $ 10.82         $ 11.03
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.46(b)  $  0.48     $  0.53         $  0.53         $  0.54
   Net realized and unrealized gain (loss) on investments      (0.83)      (0.14)       0.95            0.64           (0.19)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.37)    $  0.34     $  1.48         $  1.17         $  0.35
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.47)    $ (0.50)    $ (0.55)        $ (0.53)        $ (0.56)
   Net realized gain                                           (0.47)      (0.39)         --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.94)    $ (0.89)    $ (0.55)        $ (0.53)        $ (0.56)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (1.31)    $ (0.55)    $  0.93         $  0.64         $ (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.53     $ 11.84     $ 12.39         $ 11.46         $ 10.82
===================================================================================================================================
Total return*                                                  (3.36)%      2.82%      13.24%(a)       11.11%           3.03%
Ratio of net expenses to average net assets                     1.51%       1.49%       1.47%           1.56%           1.46%
Ratio of net investment income (loss) to average net assets     4.16%       3.99%       4.50%           4.79%           4.73%
Portfolio turnover rate                                           32%         28%         46%             33%             47%
Net assets, end of period (in thousands)                     $36,931     $51,146     $56,248         $69,207         $78,187
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.13%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

50 Pioneer High Yield Fund | Annual Report | 10/31/15

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Year            Year            Year
                                                             Year         Year       Ended           Ended           Ended
                                                             Ended        Ended      10/31/13        10/31/12        10/31/11
                                                             10/31/15     10/31/14   (Consolidated)  (Consolidated)  (Consolidated)
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  10.55     $  11.08   $  10.25        $   9.67        $   9.88
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.47(b)  $   0.50   $   0.55        $   0.54        $   0.55
   Net realized and unrealized gain (loss) on investments       (0.73)       (0.12)      0.85            0.59           (0.19)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.26)    $   0.38   $   1.40        $   1.13        $   0.36
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.48)    $  (0.52)  $  (0.57)       $  (0.55)       $  (0.57)
   Net realized gain                                            (0.47)       (0.39)        --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.95)    $  (0.91)  $  (0.57)       $  (0.55)       $  (0.57)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (1.21)    $  (0.53)  $   0.83        $   0.58        $  (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.34     $  10.55   $  11.08        $  10.25        $   9.67
===================================================================================================================================
Total return*                                                   (2.69)%       3.55%     13.98%(a)       12.02%           3.55%
Ratio of net expenses to average net assets                      0.88%        0.84%      0.82%           0.82%           0.81%
Ratio of net investment income (loss) to average net assets      4.77%        4.64%      5.12%           5.51%           5.33%
Portfolio turnover rate                                            32%          28%        46%             33%             47%
Net assets, end of period (in thousands)                     $264,761     $254,504   $330,398        $287,901        $372,280
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.89%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 51

Notes to Financial Statements | 10/31/15

1.   Organization and Significant Accounting Policies

     Pioneer High Yield Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

     The Fund offered four classes of shares designated as Class A, Class C, Class R and Class Y shares. Class B shares converted to Class A shares as of the close of business on November 10, 2014. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

     The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

52 Pioneer High Yield Fund | Annual Report | 10/31/15

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed-income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 53

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At October 31, 2015, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or through a third party using an insurance industry valuation model), representing 0.1% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

54 Pioneer High Yield Fund | Annual Report | 10/31/15

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2015, the Fund reclassified $1,227,807 to decrease distributions in excess of net investment income and $1,227,807 to decrease accumulated net realized gain on investments, futures contracts and swap contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of distributions paid during the years ended October 31, 2015, and October 31, 2014, was as follows:

     ---------------------------------------------------------------------------
                                                           2015             2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                               $ 72,847,189     $ 86,607,777
     Long term capital gain                          60,469,538       71,466,440
     ---------------------------------------------------------------------------
        Total                                      $133,316,727     $158,074,217
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  5,188,849
     Undistributed long term capital gain                             8,629,844
     Dividend payable                                                  (716,374)
     Net unrealized depreciation                                    (59,273,251)
     ---------------------------------------------------------------------------
        Total                                                      $(46,170,932)
     ===========================================================================

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market on swaps and futures contracts, adjustments relating to catastrophe bonds, interest on defaulted bonds, and interest accruals on preferred stock and other holdings.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 55

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $35,284 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2015.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

56 Pioneer High Yield Fund | Annual Report | 10/31/15

G.   Insurance linked securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments, which also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information.

     Quota share instruments and other structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

G.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to

                           Pioneer High Yield Fund | Annual Report | 10/31/15 57 deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2015, was $2,614,000. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the year ended October 31, 2015, was $(26,675,028).

     At October 31, 2015, open futures contracts were as follows:

     ---------------------------------------------------------------------------
                            Number of                             Unrealized
                            Contracts    Settlement               Appreciation
     Type     Counterparty  Long/(Short) Month      Value         (Depreciation)
     ---------------------------------------------------------------------------
     S&P 500  Citibank N.A. (568)        12/15      $(58,893,080) $ (2,956,440)
     ---------------------------------------------------------------------------
       Total                (568)                   $(58,893,080) $ (2,956,440)
     ===========================================================================

H.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

58 Pioneer High Yield Fund | Annual Report | 10/31/15

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     Open credit default swap contracts at October 31, 2015, are listed in the Schedule of Investments. The average value of credit default swap contracts open during the period ended October 31, 2015, was $1,486,870.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the year

                           Pioneer High Yield Fund | Annual Report | 10/31/15 59
ended October 31, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets. Fees waived and expenses reimbursed during the year ended October 31, 2015, are reflected on the Statement of Operations. This expense limitation was in effect through August 7, 2015, for Class Z shares. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $68,448 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2015.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  880,043
Class B                                                                      245
Class C                                                                  416,300
Class R                                                                  104,824
Class Y                                                                  264,777
Class Z                                                                    7,626
--------------------------------------------------------------------------------
    Total                                                             $1,673,815
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $367,588 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2015.

60 Pioneer High Yield Fund | Annual Report | 10/31/15

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $83,977 in distribution fees payable to PFD October 31, 2015.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2015, CDSCs in the amount of $10,304 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended October 31, 2015, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund

                           Pioneer High Yield Fund | Annual Report | 10/31/15 61
may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015, was in the amount of $215 million. As of June 9, 2015, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2015, the Fund had no borrowings under the credit facility.

7. Bridge Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations.

As of October 31, 2015, the Portfolio had one bridge loan commitment of $3,235,870, which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                   Unrealized
                                                                   Appreciation/
Loan                     Shares       Cost          Value          Depreciation
--------------------------------------------------------------------------------
Charter
  Communications
  Operating LLC,
  Bridge Loan            3,235,870    $3,235,870    $3,235,870     $--
--------------------------------------------------------------------------------
Total                    3,235,870    $3,235,870    $3,235,870     $--
================================================================================

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

62 Pioneer High Yield Fund | Annual Report | 10/31/15

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2015, was as follows:

---------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                        Foreign
                               Interest    Credit       Exchange    Equity          Commodity
                               Rate Risk   Risk         Risk        Risk            Risk
---------------------------------------------------------------------------------------------
Assets
Unrealized appreciation
 on swap contracts             $    --     $1,133,079   $    --     $        --     $   --
---------------------------------------------------------------------------------------------
 Total Value                   $    --     $1,133,079   $    --     $        --     $   --
=============================================================================================
Liabilities
Unrealized depreciation
 on future contracts           $    --     $       --   $    --     $(2,956,440)    $   --
---------------------------------------------------------------------------------------------
 Total Value                   $    --     $       --   $    --     $(2,956,440)    $   --
=============================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2015, was as follows:

---------------------------------------------------------------------------------------------
Statement of Operations
                                                          Foreign
                                 Interest   Credit        Exchange    Equity        Commodity
                                 Rate Risk  Risk          Risk        Risk          Risk
---------------------------------------------------------------------------------------------
Net realized gain (loss) on
 Swap contracts                  $    --    $ (426,643)   $   --      $        --   $    --
 Futures contracts                    --            --        --        2,805,363        --
---------------------------------------------------------------------------------------------
 Total Value                     $    --    $ (426,643)   $   --      $ 2,805,363   $    --
=============================================================================================
Change in net unrealized
 appreciation (depreciation) on
 Swap contracts                  $    --    $1,133,079    $   --      $        --   $    --
 Futures contracts               -    -             --        --       (2,956,440)       --
---------------------------------------------------------------------------------------------
 Total Value                     $    --    $1,133,079    $   --      $(2,956,440)  $    --
=============================================================================================

                           Pioneer High Yield Fund | Annual Report | 10/31/15 63

9. Conversion of Class B Shares and Class Z Shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Fund were converted to Class A shares.

As of the close of business on August 7, 2015 (the "Conversion Date"), all outstanding Class Z shares of the Fund were converted to Class Y shares.

11. Pending Litigation

The Fund is currently involved in a litigation matter relating to Fund investments. Currently, the amount of a judgment cannot be reasonably estimated. The plaintiff in the matter seeks to recover approximately $73 million in principal from the Fund, together with interest. The Fund believes the claim is without merit and is defending the matter vigorously. On January 14, 2014, Judge Gerber of the United States Bankruptcy Court for the Southern District of New York issued a Decision and Order on Motions to Dismiss in the litigation. Judge Gerber denied in part and granted in part the motions to dismiss. The plaintiff filed a third amended complaint on April 18, 2014. Defendants filed a renewed motion to dismiss on July 30, 2014. Oral argument on the motion to dismiss took place on January 14 and 15, 2015. On November 18, 2015, Judge Gerber granted the renewed motion to dismiss the count of the complaint for fraudulent transfers made with actual intent. The renewed motion to dismiss the constructive fraudulent transfer count was denied. We subsequently moved for reconsideration of the decision on the constructive fraudulent transfer count; this motion was denied on December 7, 2015. Factual discovery has commenced and will run through mid-May 2016. It is reasonably possible that an adverse outcome may result. On December 4, 2014, the plaintiff made a settlement offer to all defendants in the Fund litigation. The plaintiff offered full settlement for 10% of the face amount of the claims. A limited group of small holders accepted the settlement offer. On April 24, 2015, the plaintiff renewed its settlement offer, offering full settlement for 8.5% of the face amount of the claims. The renewed settlement offer was not accepted. We are not aware of a current outstanding settlement offer.

64 Pioneer High Yield Fund | Annual Report | 10/31/15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of Pioneer High Yield Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer High Yield Fund as of October 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended October 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 23, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield Fund as of October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 23, 2015
                           Pioneer High Yield Fund | Annual Report | 10/31/15 65

Additional Information (unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund's ordinary income distributions derived from qualified interest income and qualified short term gains were 79.19% and 15.20%, respectively.

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

Subsequent Event (unaudited)

Effective November 2, 2015, Boston Financial Data Service became the transfer agent to the Fund at negotiated rates.

66 Pioneer High Yield Fund | Annual Report | 10/31/15

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Yield Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees

                           Pioneer High Yield Fund | Annual Report | 10/31/15 67
considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

68 Pioneer High Yield Fund | Annual Report | 10/31/15

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fourth quintile relative to its Morningstar peer group and in the fourth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to

                           Pioneer High Yield Fund | Annual Report | 10/31/15 69
which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business.

70 Pioneer High Yield Fund | Annual Report | 10/31/15

Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 71

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

72 Pioneer High Yield Fund | Annual Report | 10/31/15

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (65)          Trustee since 2006.  Private investor (2004 - 2008 and 2013 -            Director, Broadridge
Chairman of the Board         Serves until a       present); Chairman (2008 - 2013) and Chief          Financial Solutions, Inc.
and Trustee                   successor trustee    Executive Officer (2008 - 2012), Quadriserv, Inc.   (investor communications and
                              is elected or        (technology products for securities lending         securities processing
                              earlier retirement   industry); and Senior Executive Vice President,     provider for financial
                              or removal.          The Bank of New York (financial and securities      services industry) (2009 -
                                                   services) (1986 - 2004)                             present); Director,
                                                                                                       Quadriserv, Inc. (2005 -
                                                                                                       2013); and Commissioner, New
                                                                                                       Jersey State Civil Service
                                                                                                       Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)            Trustee since 2005.  Managing Partner, Federal City Capital Advisors     Director of New York Mortgage
Trustee                       Serves until a       (corporate advisory services company) (1997 -       Trust (publicly-traded
                              successor trustee    2004 and 2008 - present); Interim Chief Executive   mortgage REIT) (2004 - 2009,
                              is elected or        Officer, Oxford Analytica, Inc. (privately-held     2012 - present); Director of
                              earlier retirement   research and consulting company) (2010);            The Swiss Helvetia Fund, Inc.
                              or removal.          Executive Vice President and Chief Financial        (closed-end fund) (2010 -
                                                   Officer, I-trax, Inc. (publicly traded health care  present); Director of Oxford
                                                   services company) (2004 - 2007); and Executive      Analytica, Inc. (2008 -
                                                   Vice President and Chief Financial Officer,         present); and Director of
                                                   Pedestal Inc. (internet-based mortgage trading      Enterprise Community
                                                   company) (2000 - 2002); Private consultant          Investment, Inc.
                                                   (1995-1997), Managing Director, Lehman Brothers     (privately-held affordable
                                                   (investment banking firm) (1992-1995); and          housing finance company)
                                                   Executive, The World Bank (1979-1992)               (1985 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)     Trustee since 2008.  William Joseph Maier Professor of Political         Trustee, Mellon Institutional
Trustee                       Serves until a       Economy, Harvard University (1972 - present)        Funds Investment Trust and
                              successor trustee                                                        Mellon Institutional Funds
                              is elected or                                                            Master Portfolio (oversaw 17
                              earlier retirement                                                       portfolios in fund complex)
                              or removal.                                                              (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                           Pioneer High Yield Fund | Annual Report | 10/31/15 73

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)     Trustee since 1998.  Founding Director, Vice President and Corporate     None
Trustee                       Serves until a       Secretary, The Winthrop Group, Inc. (consulting
                              successor trustee    firm) (1982 - present); Desautels Faculty of
                              is elected or        Management, McGill University (1999 - present);
                              earlier retirement   and Manager of Research Operations and
                              or removal.          Organizational Learning, Xerox PARC, Xerox's
                                                   advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)      Trustee since 1998.  President and Chief Executive Officer, Newbury,     Director of New America High
Trustee                       Serves until a       Piret & Company, Inc. (investment banking firm)     Income Fund, Inc. (closed-end
                              successor trustee    (1981 - present)                                    investment company) (2004 -
                              is elected or                                                            present); and Member, Board
                              earlier retirement                                                       of Governors, Investment
                              or removal.                                                              Company Institute (2000 -
                                                                                                       2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)        Trustee since 2014.  Consultant (investment company services) (2012 -    None
Trustee                       Serves until a       present); Executive Vice President, BNY Mellon
                              successor trustee    (financial and investment company services) (1969
                              is elected or        - 2012); Director, BNY International Financing
                              earlier retirement   Corp. (financial services) (2002 - 2012); and
                              or removal.          Director, Mellon Overseas Investment Corp.
                                                   (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer High Yield Fund | Annual Report | 10/31/15

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*       Trustee since 2014.  Director and Executive Vice President (since        None
Trustee                       Serves until a       2008) and Chief Investment Officer, U.S. (since
                              successor trustee    2010) of PIM-USA; Executive Vice President of
                              is elected or        Pioneer (since 2008); Executive Vice President of
                              earlier retirement   Pioneer Institutional Asset Management, Inc.
                              or removal.          (since 2009); and Portfolio Manager of Pioneer
                                                   (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 75

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (59)**    Advisory Trustee     Chief Investment Officer, 1199 SEIU Funds           Trustee of Pioneer
Advisory Trustee              since 2014.          (healthcare workers union pension funds) (2001 -    closed-end investment
                                                   present); Vice President - International            companies (5 portfolios)
                                                   Investments Group, American International Group,    (Sept. 2015 - present)
                                                   Inc. (insurance company) (1993 - 2001); Vice
                                                   President Corporate Finance and Treasury Group,
                                                   Citibank, N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                   President - Asset/Liability Management Group,
                                                   Federal Farm Funding Corporation
                                                   (government-sponsored issuer of debt securities)
                                                   (1988 - 1990); Mortgage Strategies Group,
                                                   Shearson Lehman Hutton, Inc. (investment bank)
                                                   (1987 - 1988); and Mortgage Strategies Group,
                                                   Drexel Burnham Lambert, Ltd. (investment bank)
                                                   (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

76 Pioneer High Yield Fund | Annual Report | 10/31/15

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)            Since 2014. Serves   Chair, Director, CEO and President of Pioneer       Trustee of Pioneer
President and Chief           at the discretion    Investment Management-USA (since September 2014);   closed-end investment
Executive Officer             of the Board.        Chair, Director, CEO and President of Pioneer       companies (5 portfolios)
                                                   Investment Management, Inc. (since September        (Sept. 2015 - present)
                                                   2014); Chair, Director, CEO and President of
                                                   Pioneer Funds Distributor, Inc. (since September
                                                   2014); Chair, Director, CEO and President of
                                                   Pioneer Institutional Asset Management, Inc.
                                                   (since September 2014); and Chair, Director, and
                                                   CEO of Pioneer Investment Management Shareholder
                                                   Services, Inc. (since September 2014); Managing
                                                   Director, Morgan Stanley Investment Management
                                                   (2010 - 2013); and Director of Institutional
                                                   Business, CEO of International, Eaton Vance
                                                   Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)    Since 2003. Serves   Vice President and Associate General Counsel of     None
Secretary and Chief           at the discretion    Pioneer since January 2008; Secretary and Chief
Legal Officer                 of the Board.        Legal Officer of all of the Pioneer Funds since
                                                   June 2010; Assistant Secretary of all of the
                                                   Pioneer Funds from September 2003 to May 2010;
                                                   and Vice President and Senior Counsel of Pioneer
                                                   from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)        Since 2010. Serves   Fund Governance Director of Pioneer since           None
Assistant Secretary           at the discretion    December 2006 and Assistant Secretary of all the
                              of the Board.        Pioneer Funds since June 2010; Manager - Fund
                                                   Governance of Pioneer from December 2003 to
                                                   November 2006; and Senior Paralegal of Pioneer
                                                   from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)             Since 2010. Serves   Senior Counsel of Pioneer since May 2013 and        None
Assistant Secretary           at the discretion    Assistant Secretary of all the Pioneer Funds
                              of the Board.        since June 2010; and Counsel of Pioneer from June
                                                   2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)          Since 2008. Serves   Vice President - Fund Treasury of Pioneer;          None
Treasurer and Chief           at the discretion    Treasurer of all of the Pioneer Funds since March
Financial and                 of the Board.        2008; Deputy Treasurer of Pioneer from March 2004
Accounting Officer                                 to February 2008; and Assistant Treasurer of all
                                                   of the Pioneer Funds from March 2004 to February
                                                   2008
------------------------------------------------------------------------------------------------------------------------------------

                           Pioneer High Yield Fund | Annual Report | 10/31/15 77

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service     Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)         Since 1998. Serves    Director - Fund Treasury of Pioneer; and           None
Assistant Treasurer           at the discretion     Assistant Treasurer of all of the Pioneer Funds
                              of the Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)            Since 2002. Serves    Fund Accounting Manager - Fund Treasury of         None
Assistant Treasurer           at the discretion     Pioneer; and Assistant Treasurer of all of the
                              of the Board.         Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)         Since 2009. Serves    Fund Administration Manager - Fund Treasury of     None
Assistant Treasurer           at the discretion     Pioneer since November 2008; Assistant Treasurer
                              of the Board.         of all of the Pioneer Funds since January 2009;
                                                    and Client Service Manager - Institutional
                                                    Investor Services at State Street Bank from March
                                                    2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)          Since 2010. Serves    Chief Compliance Officer of Pioneer and of all the None
Chief Compliance Officer      at the discretion     Pioneer Funds since March 2010; Chief Compliance
                              of the Board.         Officer of Pioneer Institutional Asset Management,
                                                    Inc. since January 2012; Chief Compliance Officer
                                                    of Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio
                                                    Compliance at Pioneer since October 2005; and
                                                    Senior Compliance Officer for Columbia Management
                                                    Advisers, Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)          Since 2006. Serves    Director - Transfer Agency Compliance of Pioneer   None
Anti-Money Laundering Officer at the discretion     and Anti-Money Laundering Officer of all the
                              of the Board.         Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

78 Pioneer High Yield Fund | Annual Report | 10/31/15

                           This page for your notes.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 79

                           This page for your notes.

80 Pioneer High Yield Fund | Annual Report | 10/31/15

                           This page for your notes.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 81

                           This page for your notes.

82 Pioneer High Yield Fund | Annual Report | 10/31/15

                           This page for your notes.

                           Pioneer High Yield Fund | Annual Report | 10/31/15 83

                           This page for your notes.

84 Pioneer High Yield Fund | Annual Report | 10/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       InvestmentS(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19441-09-1215

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $50,566 payable to Deloitte & Touche LLP for the year ended
October 31, 2015 and $46,307 for the year ended October 31, 2014.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2015 or 2014.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $8,750
payable to Deloitte & Touche LLP for the year ended
October 31, 2015 and $8,750 for the year ended October 31, 2014.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2015 or 2014.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2015 and 2014, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $8,750 payable to Deloitte & Touche LLP for the year ended
October 31, 2015 and $8,750  for the year ended October 31, 2014.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 30, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 30, 2015



By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 30, 2015


* Print the name and title of each signing officer under his or her signature.